UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

JANUS ASPEN SERIES

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11.

March 2, 2026

Dear Contract Owner:

On December 21, 2025, Janus Henderson Group plc (“Janus Henderson”), Jupiter Company Limited, a company incorporated in Jersey (“Parent”), and Jupiter Merger Sub Limited, a company incorporated in Jersey and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Agreement”), pursuant to which, in accordance with the Companies (Jersey) Law 1991 (as amended from time to time), Parent will acquire Janus Henderson by Merger Sub merging with and into Janus Henderson, with Janus Henderson continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Transaction”). Janus Henderson is the parent company of Janus Henderson Investors US LLC (“Janus Henderson Investors” or the “Adviser”).

Parent was formed by funds associated with Trian Fund Management, L.P., a Delaware limited partnership (“Trian”), solely for the purpose of engaging in the transactions contemplated by the merger agreement. Immediately prior to the effective time of the merger, Parent will be owned by, among others, funds associated with Trian and funds associated with General Catalyst Group Management, LLC, a Delaware limited liability company (“General Catalyst”). Subject to certain conditions, the Transaction is expected to close in mid-2026 (the “Closing”). The Closing of the Transaction will cause a change of control of Janus Henderson and, consequently, an “assignment” of the current advisory agreement between Janus Henderson Investors and your portfolio, which will cause such agreement to terminate.

You are the owner of one or more variable life insurance contracts or variable annuity contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies (“Participating Insurance Companies”) that owns one or more series of Janus Aspen Series (each a “Portfolio”).

In order to provide continuity of advisory services for your Portfolio after the closing of the Transaction, the Board of Trustees for your Portfolio is requesting that you vote on a proposal to approve a new investment advisory agreement between Janus Henderson Investors and your Portfolio to permit Janus Henderson Investors to continue to serve as investment adviser to the Portfolio following the Transaction.

The Board of Trustees for your Portfolio is also requesting that you vote on a proposal to elect trustees to serve on the Board of Trustees for your Portfolio.

The proposals will be presented to shareholders at a joint Special Meeting of Shareholders to be held on Monday, May 18, 2026. The Special Meeting of Shareholders will be held in a virtual meeting format, which will be conducted via live webcast. You may attend the Special Meeting of Shareholders online, vote your shares electronically and submit questions by visiting https://web.viewproxy.com/janushendersonjifjas/2026. The proposals are briefly summarized in the synopsis that precedes the enclosed joint proxy statement (the “Proxy Statement”). The Proxy Statement includes a detailed discussion of the proposals, which you should read carefully.

The Board of Trustees recommends that shareholders vote “FOR” the proposals applicable to their portfolio.

Each Portfolio is available in connection with investment in and payments under variable life insurance contracts and variable annuity contracts offered by the separate accounts, or subaccounts thereof, of Participating Insurance Companies. Shares of the Portfolios may also be available to certain qualified retirement plans. Individual contract owners are not the “shareholders” of a Portfolio. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company may offer contract owners the opportunity to instruct it how to vote shares on the proposals presented at the Meeting. As a contract owner of record at the close of business on Thursday, February 12, 2026 (the “Record Date”), you may have the right to instruct your Participating Insurance Company as to the manner in which shares attributable to your contract should be voted.

Please read the enclosed Proxy Statement carefully and submit your voting instructions to your Participating Insurance Company. If you have any questions about the proposals, please call the proxy solicitor, Alliance Advisors, LLC toll-free at 1-855-206-2370.

Thank you for your consideration of the proposals. We value your investment and look forward to our continued relationship.

Sincerely,

Michelle R. Rosenberg

President and Chief Executive Officer of Janus Aspen Series

JANUS ASPEN SERIES

Janus Henderson Balanced Portfolio Janus Henderson Enterprise Portfolio Janus Henderson Flexible Bond Portfolio Janus Henderson Forty Portfolio Janus Henderson Global Research Portfolio

Janus Henderson Global Sustainable Equity Portfolio

Janus Henderson Global Technology and Innovation Portfolio

Janus Henderson Mid Cap Value Portfolio

Janus Henderson Overseas Portfolio

Janus Henderson Research Portfolio

151 Detroit Street

Denver, Colorado 80206

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a joint Special Meeting of Shareholders of Janus Aspen Series (the “Trust”) and the Janus Henderson portfolios listed above (each, a “Portfolio” and collectively, the “Portfolios”), each a series of the Trust, has been called to be held on Monday, May 18, 2026 at 11:00 am Mountain Time (together with any adjournments or postponements thereof, the “Meeting”). The Meeting will be held in a virtual meeting format, which will be conducted via live webcast. You may attend the Meeting, vote your shares electronically and submit questions by visiting https://web.viewproxy.com/janushendersonjifjas/2026. At the Meeting, shareholders of the Trust and each Portfolio will be asked to vote on the proposals set forth below and to transact such other business, if any, as may properly come before the Meeting.

Proposal 1. For all Portfolios, to approve a new investment advisory agreement between the Trust, on behalf of your Portfolio, and Janus Henderson Investors US LLC (“Janus Henderson Investors” or the “Adviser”).

Proposal 2. For all Portfolios, to elect eight trustees as the Board of Trustees of the Trust.

Shareholders of record of the Trust and each Portfolio, as of the close of business on Thursday, February 12, 2026 (the “Record Date”), will receive notice of the Meeting and will be entitled to vote at the Meeting with respect to the proposal(s) applicable to their Portfolio. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting.

Each Portfolio is available in connection with investment in and payments under variable life insurance contracts and variable annuity contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies (“Participating Insurance Companies”). Shares of the Portfolios may also be available to certain qualified retirement plans. Individual contract owners are not the “shareholders” of a Portfolio. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company may offer to contract owners at the close of business on the Record Date the opportunity to instruct it how to vote shares on the proposals presented at the Meeting including any adjournments, delays or postponements of the Meeting.

Shareholders are urged to take advantage of the Internet or telephonic voting procedures described on the enclosed proxy card(s) or voting instruction card(s), or complete, sign, and date the enclosed proxy card(s) or voting instruction card(s) and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States. If you wish to attend the Meeting virtually and vote your shares online at that time, you will still be able to do so.

Please see the “Important Information About the Meeting” section of the Proxy Statement that accompanies this notice for more details regarding the logistics of the virtual Meeting, including the ability of shareholders to submit questions during the Meeting, and technical details and support related to accessing the virtual platform. There is no physical location for the Meeting. You will not be able to attend the Meeting in person.

By Order of the Board of Trustees,

Michelle R. Rosenberg

President and Chief Executive Officer of Janus Aspen Series

March 2, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MONDAY, MAY 18, 2026:

The enclosed Proxy Statement is available free of charge at https://web.viewproxy.com/janushendersonjifjas/2026.

Each Portfolio’s most recent annual report and any more recent semiannual report are available free of charge at janushenderson.com/advisor/mutual-funds.

INSTRUCTIONS FOR SIGNING PROXY CARDS OR VOTING INSTRUCTION CARDS

The following general rules for signing proxy cards or voting instruction cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card(s) or voting instruction card(s) properly.

1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card or voting instruction card.

2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction card.

3.	All Other Accounts: The capacity of the individual signing the proxy card or voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

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SYNOPSIS

The following synopsis is a brief overview of the matters to be voted on at the joint Special Meeting of the Shareholders of the Janus Henderson portfolios listed in the enclosed joint proxy statement (the “Proxy Statement”), or at any adjournment or postponement thereof (the “Meeting”). The Proxy Statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting.

Q:	What is happening?

A:

On December 21, 2025, Janus Henderson Group plc (“Janus Henderson”), Jupiter Company Limited, a company incorporated in Jersey (“Parent”), and Jupiter Merger Sub Limited, a company incorporated in Jersey and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Agreement”), pursuant to which, in accordance with the Companies (Jersey) Law 1991 (as amended from time to time), Parent will acquire Janus Henderson by Merger Sub merging with and into Janus Henderson, with Janus Henderson continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Transaction”). Janus Henderson is the parent company of Janus Henderson Investors US LLC (“Janus Henderson Investors” or the “Adviser”).

Parent was formed by funds associated with Trian Fund Management, L.P., a Delaware limited partnership (“Trian”), solely for the purpose of engaging in the transactions contemplated by the merger agreement. Immediately prior to the effective time of the merger, Parent will be owned by, among others, funds associated with Trian and funds associated with General Catalyst Group Management, LLC, a Delaware limited liability company (“General Catalyst”). Subject to certain conditions, the Transaction is expected to close in mid-2026 (the “Closing”). Shareholders of the Janus Henderson portfolios listed in the enclosed Proxy Statement (each a “Portfolio” and, collectively, the “Portfolios”) are not being asked to vote on the Transaction. Rather, shareholders of each Portfolio are being asked to vote on a proposal to approve a new investment advisory agreement that is being presented to them as a result of the Transaction and to elect individuals to serve as Trustees on the Board of Trustees of the Trust.

The Closing of the Transaction will cause a change in the control of Janus Henderson and, consequently, an “assignment” of each Portfolio’s current investment advisory agreement with Janus Henderson Investors. Under the terms of each Portfolio’s current investment advisory agreement, this assignment will cause such agreement to terminate. Janus Henderson Investors recommended, and the Board of Trustees (the “Board,” the “Board of Trustees,” or the “Trustees”) of Janus Aspen Series (the “Trust”) has approved and recommends that you approve, a new investment advisory agreement between your Portfolio and Janus Henderson Investors. The new investment advisory agreement will have substantially identical terms as the current advisory agreement of such Portfolio.

In addition, the Board of Trustees is requesting that you elect each of Cheryl D. Alston, Alan A. Brown, Raudline Etienne, Darrell B. Jackson, Dominic Janssens, William F. McCalpin, Gary A. Poliner and Gwen L. Shaneyfelt (each, a “Trustee Nominee”) to serve as Trustees on the Board of Trustees of the Trust. Seven of the individuals you are being asked to consider for election currently serve on the Portfolios’ Board of Trustees and the remaining nominee would become a new Trustee upon election. Each nominee is considered “independent,” meaning that the nominee is not affiliated with the Portfolios’ adviser or its related entities, and if elected would serve as an “Independent Trustee.”

Each of these proposals is discussed further below.

Q:	How will investments in my Portfolio be affected by the Transaction?

A:

Your Portfolio investment will not change as a result of the Transaction. Portfolio shareholders will still own the same Portfolio shares and the underlying value of those shares are not expected to change as a result of the Transaction. The same personnel of the Adviser will continue to manage your Portfolio according to the same objectives and policies as before, and the Adviser does not anticipate any significant changes to your Portfolio’s operations.

Proposal 1: Approve New Investment Advisory Agreement

Q:	Why am I being asked to approve a new investment advisory agreement between my Portfolio and Janus Henderson Investors?

A:

Janus Henderson Investors currently serves as your Portfolio’s investment adviser. The Closing of the Transaction will cause a change of control of the Adviser’s parent, which is considered an “assignment” of the current investment advisory agreement with your Portfolio. The terms of the current investment advisory agreement state that an assignment of such agreement causes the agreement to automatically terminate. Therefore, you are being asked to approve a new investment advisory agreement between the Adviser and your Portfolio to permit the Adviser to continue to serve as investment adviser to the Portfolio following the Closing of the Transaction.

Q:	Will the Transaction result in any important differences between the new investment advisory agreement compared to the current investment advisory agreement for my Portfolio?

A:

No. The terms of your Portfolio’s new investment advisory agreement with the Adviser are substantially identical to the current investment advisory agreement. There will be no change in the contractual advisory fee rate your Portfolio pays or the investment advisory services it receives as a result of the Transaction.

Q:	Why is approval of a new advisory agreement being recommended?

A:

The Adviser recommended that the Board approve the new investment advisory agreements for each fund based, in part, on Janus Henderson’s belief that partnering with Trian and General Catalyst will allow for further investment in product offerings, client services, technology, and talent to accelerate growth and create stronger delivery for its clients, including mutual fund shareholders. Janus Henderson believes that following the Transaction it will be even better positioned to deliver differentiated insights, disciplined investments, and world-class service to its clients.

The Board approved, and determined to recommend that shareholders vote FOR approval of, the new investment advisory agreement for each Portfolio based on the Board’s review of information regarding the following matters: the management, financial position, access to resources, and business of Trian and General Catalyst; an overview of the history of Trian’s and General Catalyst’s businesses and operations; the proposed structure, operations, and investment processes of the investment management organization after the Transaction and the strategy for operating, governing and growing the business following the Transaction; information about how Trian and General Catalyst will assess potential enhancements to Janus Henderson following the close of the Transaction; the future plans of Janus Henderson with respect to the Portfolios and the fact that there are not any proposed changes to the operations or structure of the Portfolios; the future plans of Janus Henderson with respect to the provision of services to the Portfolios, and the entities providing such services, including those affiliated with Janus Henderson; the terms of the Transaction, and the anticipated management of Janus Henderson following the Closing.

The Board reviewed and considered various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

•	The terms of each of the New Advisory Agreements are substantially identical to each of the corresponding Current Advisory Agreements, and the contractual fee rate will not change;

•

The Adviser’s plans for the operations of the Portfolios, including its plans for the continued provision of all services currently provided to the Portfolios by the Adviser and its affiliates, including, among others, investment advisory services, portfolio trading services, investment research and analysis, cash management, investment risk management, compliance, administrative and accounting services, and the personnel and resources expected to support the provision of such services;

•

Janus Henderson’s assessment of potential organizational benefits resulting from the Transaction, including that: (i) as a private company, Janus Henderson may have more flexibility in making additional investments in its business and patience to make significant long-term investments in its

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offerings and infrastructure; (ii) Janus Henderson may be able to take advantage of new or enhanced distribution arrangements introduced as a result of the Transaction and the parties thereto; (iii) the experience, capabilities and resources of Trian and General Catalyst may help Janus Henderson identify, finance and pursue growth opportunities, such as acquisitions; (iv) additional economies of scale could potentially be achieved in the future as a result of the willingness of Trian and General Catalyst to support Janus Henderson’s global asset management business; and (v) the Portfolios may benefit from organizational resources and initiatives introduced and implemented following the Transaction; and

•	The support expressed by the current senior management team at Janus Henderson for the Transaction and the Adviser’s recommendation that the Board approve the New Advisory Agreements.

See “Proposal 1—Board Considerations” for additional information.

Q:	What will happen if shareholders of my Portfolio do not approve the new investment advisory agreement before the Closing of the Transaction?

A:

Pending shareholder approval of the proposed new investment advisory agreement, Janus Henderson Investors will continue to manage your Portfolio under an interim investment advisory agreement, allows Janus Henderson Investors to manage your Portfolio for up to 150 days after Closing. During this interim period, advisory fees would be placed in escrow. If shareholders approve the new investment advisory agreement during the interim period, Janus Henderson Investors will receive the entire amount in the escrow account (including interest earned). If shareholders do not approve the new investment advisory agreement during the interim period, Janus Henderson Investors will receive the lesser of (i) the costs it incurred in performing such services (plus interest earned on that amount) or (ii) the total amount in the escrow account (plus interest earned). The Board urges you to vote without delay in order to avoid having to enter into an interim investment advisory agreement.

Proposal 2: Election of Trustees

Q:	Who are the nominees to be elected Trustees?

A:

You are being asked to elect eight Trustees to serve on the Board: Cheryl D. Alston, Alan A. Brown, Raudline Etienne, Darrell B. Jackson, Dominic Janssens, William F. McCalpin, Gary A Poliner and Gwen L. Shaneyfelt. All nominees, other than Gwen L. Shaneyfelt, are currently Trustees of the Trust and have served in that capacity since originally elected or appointed. Ms. Shaneyfelt was unanimously approved by the Board to stand for election, upon a recommendation from the Trust’s Nominating and Governance Committee. Each of the current Trustees and Ms. Shaneyfelt are considered “independent,” meaning that the Trustees and nominees are not affiliated with Janus Henderson Investors US LLC

(“Janus Henderson Investors”), the Portfolios’ adviser, or its related entities (an “Independent Trustee”).

Q:	Why am I being asked to elect Trustees?

A:

The Portfolios are not required to hold annual meetings or to elect Trustees annually. The Board has sought to maintain its size at eight members, with each serving as an Independent Trustee. Currently, the Board has seven members, all of whom are Independent Trustees. While the Board ordinarily can fill vacancies without a shareholder vote, under applicable laws new Trustees may not be appointed if after such appointment two-thirds of the Trustees would not have been elected by shareholders, which would be the case if Ms. Shaneyfelt were appointed to the Board. Accordingly, you are being asked to elect Ms. Shaneyfelt and each currently serving Trustee as Independent Trustees to (1) return the Board to its normal size and (2) provide the Board with flexibility going forward to replace Trustees as needed without the time and expense of unnecessary proxy solicitations. Information about the Trustee nominees, including age, principal occupations during the past five years, and other information, such as the nominees’ experience, qualifications, attributes, or skills, is set forth in the Proxy Statement.

Voting

Q:	How does the Board of Trustees of the Trust suggest I vote with respect to each proposal?

A:

After careful consideration, the Board of Trustees of the Trust unanimously recommends that you vote “FOR” each proposal. Please see the section of the Proxy Statement for a discussion of the Board’s considerations in making such recommendations.

Q:	Who is eligible to vote?

A:

Shareholders who owned shares of a Portfolio and other series of the Trust at the close of business on Thursday, February 12, 2026 (the “Record Date”) will be entitled to be present and vote at the Meeting. Those shareholders are entitled to one vote for each whole dollar (and a proportionate fractional vote for each fractional dollar) of net asset value owned on all matters presented at the Meeting regarding their Portfolio.

Shares of each Portfolio are available in connection with investment in and payments under variable life insurance contracts and variable annuity contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies (“Participating Insurance Companies”). Shares of the Portfolios may also be available to certain qualified retirement plans. Individual contract owners are not the “shareholders” of a Portfolio. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company may offer to contract owners the opportunity to instruct it how to vote shares on the proposals presented at the Meeting. Each contract owner of record at the close of business on the Record Date may have the right to instruct a Participating Insurance Company as to the manner in which shares attributable to their contract should be voted.

Q:	How do I vote my shares?

It is important that shareholders respond to ensure that there is a quorum for the Meeting. If we do not receive your timely response, you may be contacted by Alliance Advisors, LLC (“Alliance Advisors”), the proxy solicitor engaged by the Portfolios, who will remind you to vote your shares and help you return your proxy. If we do not receive sufficient votes to approve the proposals by the date of the Meeting, we may adjourn the Meeting to a later date so that we can continue to seek additional votes.

Each Participating Insurance Company may offer to contract owners the opportunity to instruct it how to vote shares with respect to the proposals presented at the Meeting. Each contract owner of record at the close of business on the Record Date may have the right to instruct a Participating Insurance Company as to the manner in which shares attributable to their contract should be voted.

It is important to note that qualified plans and Participating Insurance Companies generally vote all shares proportionately in accordance with the instructions they have received. In addition, qualified plans and Participating Insurance Companies generally do not require voting instructions from a minimum number of beneficially owned shares in order to vote the shares held and, as a result, a relatively small number of participants in qualified plans or contract owners can determine the manner in which a qualified plan or a Participating Insurance Company votes. Your qualified plan or Participating Insurance Company can provide you with additional information.

Q:	If I send my vote in now as requested, can I change it later?

A:

Yes. You may revoke your proxy vote or voting instructions at any time before it is voted at the Meeting by: (i) delivering a written revocation to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206; (ii) submitting a subsequently executed proxy vote or voting instruction; or (iii) attending the Meeting virtually and voting online. Even if you plan to attend the Meeting, we ask that you return your proxy card or voting instruction card. This will help us ensure that an adequate number of shares are present at the Meeting for consideration of the proposals.

Q:	What is the required vote to approve the proposals?

A:

Approval of Proposal 1 with respect to each Portfolio requires the affirmative vote of a “majority of the outstanding voting securities” as defined under the Investment Company Act of 1940, as amended (such a majority referred to herein as a “1940 Act Majority”), of such Portfolio. A 1940 Act Majority means the affirmative vote of the lesser of (i) 67% of the shares of the Portfolio entitled to vote thereon present at the Meeting, if the holders of more than 50% of such outstanding shares are present virtually or represented by proxy; or (ii) more than 50% of such outstanding shares of the Portfolio entitled to vote thereon.

Shareholders of each Portfolio (with all classes of shares of a Portfolio voting together as a single class) will vote separately on Proposal 1 relating to their Portfolio. An unfavorable vote on any proposal by the shareholders of one Portfolio will not affect the implementation of such proposal by another Portfolio if the proposal is approved by the shareholders of that Portfolio. However, Proposal 1 will only take effect upon the closing of the Transaction, which is conditioned upon, among other things, obtaining the approval of new investment advisory agreements by Janus Henderson’s advisory clients, including the Portfolios, representing a specified percentage of Janus Henderson’s assets under management.

For Proposal 2, the Trustee elections will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all portfolios of the Trust, including all Portfolios listed in this Proxy Statement.

A quorum of shareholders is required to take action at the Meeting. The presence virtually or by proxy of the holders of record of one-third of shares outstanding and entitled to vote at the Meeting constitutes a quorum.

Q:	Who is paying the costs of this solicitation?

A:

The Portfolios will not bear any fees or expenses arising out of the Transaction, including expenses associated with proxy solicitation with respect to Proposal 1. Janus Henderson Investors will pay the fees and expenses related to Proposal 1, including the applicable portion of the cost of the preparation of proxy materials and their distribution, and costs incurred with the solicitation of proxies, estimated to be $943,922, including any additional solicitation made by letter, telephone, or otherwise, and the Meeting.

The fees and expenses related to Proposal 2, including the applicable portion of the cost of the preparation of proxy materials and their distribution, and costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, and the Meeting, will be split, with 50% being paid by Janus Henderson Investors and 50% being paid by the Portfolios.

Q:	Who should I call for additional information about this Proxy Statement?

A:	Please call Alliance Advisors, the proxy solicitor engaged by the Portfolios, toll-free at 1-855-206-2370.

Q:	How is the Meeting being held?

A:

The Meeting will be held in a virtual meeting format, which will be conducted via live webcast. You may attend the Meeting, vote your shares electronically and submit questions by visiting https://web.viewproxy.com/janushendersonjifjas/2026.

Please see the “Important Information About the Meeting” section of the Proxy Statement that accompanies this notice for more details regarding the logistics of the virtual Meeting, including the ability of shareholders to submit questions during the Meeting, and technical details and support related to accessing the virtual platform. There is no physical location for the Meeting. You will not be able to attend the Meeting in person.

Certain other Janus Henderson funds, which are series of a separate trust, are issuing separate proxy solicitation materials but will participate in the Joint Special Meeting of Shareholders. The Meeting is scheduled as a joint meeting of the Funds and the other Janus Henderson funds that will participate in the Meeting because the shareholders of each of the Funds and such other Janus Henderson funds are expected to consider and vote on similar matters. In the event that any shareholder of the Trust or the other participating trust present at the meeting objects to the holding of a joint meeting and moves for an adjournment of the Meeting with respect to the Trust or the other participating trust to a time immediately after the Meeting, so that Meeting with respect to the Trust or other participating trust may be held separately, the chairperson of the Meeting will adjourn the Meeting as so requested.

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March 2, 2026

JANUS ASPEN SERIES

Janus Henderson Balanced Portfolio Janus Henderson Enterprise Portfolio Janus Henderson Flexible Bond Portfolio Janus Henderson Forty Portfolio Janus Henderson Global Research Portfolio

Janus Henderson Global Sustainable Equity Portfolio

Janus Henderson Global Technology and Innovation Portfolio

Janus Henderson Mid Cap Value Portfolio

Janus Henderson Overseas Portfolio

Janus Henderson Research Portfolio

151 Detroit Street

Denver, Colorado 80206

JOINT SPECIAL MEETING OF SHAREHOLDERS

JOINT PROXY STATEMENT

This is a joint proxy statement (the “Proxy Statement”) for the Janus Henderson portfolios listed above (each, a “Portfolio” and collectively, the “Portfolios”), each a series of Janus Aspen Series (the “Trust”). Proxies for a joint Special Meeting of Shareholders of each Portfolio are being solicited by the Board of Trustees of the Trust (the “Board,” the “Board of Trustees,” or the “Trustees”) to approve the following proposals (each, a “Proposal”) that have already been approved by the Board:

Proposals

1.	To approve a new investment advisory agreement between the Trust, on behalf of your Portfolio, and Janus Henderson Investors US LLC (“Janus Henderson Investors” or the “Adviser”).

2.	To elect eight Trustees as the Board of Trustees of the Trust.

The joint Special Meeting of Shareholders will be held on Monday, May 18, 2026 at 11:00 am Mountain Time, or at such later time as may be necessary due to adjournments or postponements thereof (the “Meeting”). The Meeting will be held in a virtual meeting format, which will be conducted via live webcast. There is no physical location for the Meeting. You may attend the Meeting, vote your shares electronically and submit questions by visiting https://web.viewproxy.com/janushendersonjifjas/2026. Any shareholder of record who owned shares of the Trust or a Portfolio as of the close of business on Thursday, February 12, 2026 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting.

Shares of each Portfolio are available in connection with investment in and payments under variable life insurance contracts and variable annuity contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies (“Participating Insurance Companies”). Shares of the Portfolios may also be available to certain qualified retirement plans. Individual contract owners are not the “shareholders” of a Portfolio. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company may offer to contract owners the opportunity to instruct it how to vote shares on the proposals presented at the Meeting. Each contract owner of record at the close of business on the Record Date may have the right to instruct a Participating Insurance Company as to the manner in which shares attributable to their contract should be voted. It is expected that the Notice of Special Meeting of Shareholders, Proxy Statement, and Proxy Card and/or Voting Instruction Card will first be mailed to Participating Insurance Companies on or about March 5, 2026, and the Trust anticipates that each Participating Insurance Company will in turn furnish this Proxy Statement to contract owners.

You should read the entire Proxy Statement before voting. If you have any questions, please call our proxy solicitor, Alliance Advisors, LLC (“Alliance Advisors”), at 1-855-206-2370. This Proxy Statement, Notice of a Joint Special Meeting, and the proxy card(s) are first being mailed to shareholders and contract owners on or about March 5, 2026.

The Portfolios provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of each Portfolio’s most recent annual report and any more recent semiannual report are available, without charge, from your insurance company, by calling a Janus Henderson representative at 1 (877) 335-2687, via the Internet at janushenderson.com/advisor/mutual-funds, or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

Important Information About the Meeting

Virtual Meeting

The Meeting will be a virtual meeting, which will be conducted via live webcast.

To participate in the Meeting virtually via the Internet, please visit https://web.viewproxy.com/janushendersonjifjas/2026 to register. Requests for registration must be received no later than 5:00 pm Eastern Time, on Friday, May 15, 2026. You may ask Meeting related questions during the virtual Meeting registration process. Questions will be reviewed and responded to as needed. Once your registration is approved, you will receive an email confirming your registration and providing you with your unique link and password to access the meeting.

If your shares are held through an intermediary, such as a brokerage account, bank, or other holder of record, you will need to request a legal proxy from the intermediary to vote at the meeting, which serves as proof of holdings. On the day of the Meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com. Please note that obtaining a legal proxy may take several days.

Attending the Virtual Meeting

The Meeting will be held entirely online using the unique link and password provided to you in your Meeting registration confirmation email. Additional information about the Meeting is provided below:

•	Shareholders may submit questions while attending the Meeting via the Internet. For instructions on how to do so, see below.

•	The meeting webcast will begin promptly at 11:00 am, Mountain Time on Monday, May 18, 2026.

•	We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:30 am, Mountain Time, and you should allow ample time for the check-in procedures.

Submitting Questions at the Virtual Meeting

During the Meeting, if you wish to ask a question, you may do so by clicking the Q&A button on the virtual meeting platform and entering your question in the field provided in the web portal at or before the time the matters are before the Meeting for consideration. Questions submitted during the Meeting will not be visible to other attendees. During the formal portion of the Meeting, all questions presented should relate directly to the Proposal under discussion, which will be answered before the voting is closed. To allow us to answer questions from as many shareholders as possible, we may limit the number of questions each shareholder may ask. Questions from multiple shareholders on the same topic or that are otherwise related to a particular topic may be grouped, summarized and answered together. If questions submitted are irrelevant to the business of the Meeting or are out of order or not otherwise suitable for the conduct of the Meeting as determined in the judgment of the chair of the Meeting, we may choose not to address them. If there are any matters of individual concern to a shareholder and not of general concern to all shareholders, or if a question posed was not otherwise answered, such matters may be raised separately after the Meeting.

Technical Assistance for the Virtual Meeting

We encourage shareholders to log into the virtual Meeting at least fifteen (15) minutes prior to the start of the Meeting to test their Internet connectivity. If you encounter any technical difficulties with the virtual meeting platform on the day of the Meeting, please contact Alliance Advisors toll-free at 1-866-612-8937. Technical support will be available starting at 10:30 am, Mountain Time on Monday, May 18, 2026 and will remain available until thirty (30) minutes after the meeting has finished.

INTRODUCTION

The Adviser is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“Janus Henderson”), a publicly traded company with principal operations in financial asset management businesses and approximately $493.2 billion in assets under management as of December 31, 2025. On December 21, 2025, Janus Henderson, Jupiter Company Limited, a company incorporated in Jersey (“Parent”), and Jupiter Merger Sub Limited, a company incorporated in Jersey and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Agreement”), pursuant to which, in accordance with the Companies (Jersey) Law 1991 (as amended from time to time), Parent will acquire Janus Henderson by Merger Sub merging with and into Janus Henderson, with Janus Henderson continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Transaction”).

Parent was formed by funds associated with Trian Fund Management, L.P., a Delaware limited partnership (“Trian”), solely for the purpose of engaging in the transactions contemplated by the merger agreement. Immediately prior to the effective time of the merger, Parent will be owned by, among others, funds associated with Trian and funds associated with General Catalyst Group Management, LLC, a Delaware limited liability company (“General Catalyst”). Subject to certain conditions, the Transaction is expected to close in mid-2026 (the “Closing”).

Trian, an investment firm with significant experience investing and operating in the asset management sector, currently owns 20.7% of Janus Henderson’s outstanding shares and has been a shareholder since 2020 with Board representation since 2022. General Catalyst is a global investment and transformation company with a focus on applying artificial intelligence to enhance business operations.

As a result of the Transaction, Janus Henderson will no longer be a publicly traded company. As a private company, Janus Henderson would continue to be led by its current management team with Ali Dibadj as Chief Executive Officer and would maintain its main presence in both London, England, and Denver, Colorado.

Completion of the Transaction is subject to the satisfaction or waiver of certain conditions, including (i) the requisite approval of the Agreement by the holders of common stock of Janus Henderson; (ii) regulatory approvals; and (iii) receipt of certain third party consents, including approval of new investment advisory agreements by Janus Henderson advisory clients, including the Portfolios, representing a specified percentage of Janus Henderson’s assets under management. The Agreement also contains certain termination rights for each of Janus Henderson and Trian and General Catalyst, acting through Parent.

Shareholders of the Portfolios are not being asked to vote on the Transaction. Rather, shareholders of the Portfolios are being asked to consider Proposal 1 (to approve a new investment advisory agreement) in connection with the Transaction. Proposal 1 is contingent upon the Closing of the Transaction and, if approved, will take effect only if the Transaction closes.

Shareholders of the Portfolios are also being asked to consider Proposal 2 (to elect Trustees of the Trust). Proposal 2 is not related to the Transaction and, if approved, will take effect whether or not the Transaction closes.

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

(All Portfolios)

Background

Pursuant to a separate investment advisory agreement between Janus Hendersons Investors and the Trust on behalf of each Portfolio (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”), Janus Henderson Investors serves as each Portfolio’s investment adviser. The date of each Portfolio’s Current Advisory Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board are provided in Appendix B to this Proxy Statement.

Each Current Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). The Closing of the Transaction will cause a change of control of Janus Henderson, resulting in an “assignment” of each Current Advisory Agreement and, consequently, the automatic termination of each Current Advisory Agreement, as required by the 1940 Act. The 1940 Act requires that a new advisory agreement be approved by the board of trustees and the shareholders of a fund in order for it to become effective.

The Proposal

With respect to each Portfolio, shareholders of the Portfolio are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Portfolio, and the Adviser that is substantially identical to the Current Advisory Agreement to take effect immediately after the Transaction or shareholder approval, whichever is later (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”).

At a meeting of the Board held on February 11, 2026, and for the reasons discussed below, including the Adviser’s recommendation that the Board approve the New Advisory Agreements (see “Board Considerations”), the Board, including the Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Portfolios or the Adviser and would not be an interested person of the Adviser upon the Closing of the Transaction (the “Independent Trustees”), unanimously approved the New Advisory Agreement on behalf of each Portfolio and unanimously recommended approval of the New Advisory Agreement by shareholders. For additional information regarding the Board’s consideration of the New Advisory Agreement, see “Board Considerations” below. The form of the New Advisory Agreement is attached hereto as Appendix M to this Proxy Statement.

Comparison of Current Advisory Agreements and New Advisory Agreements

The terms of each New Advisory Agreement are substantially identical and have no material differences to those of the Current Advisory Agreements. There is no change in the fee rate payable by each Portfolio to the Adviser. Changes made to the

New Advisory Agreement compared to the Current Advisory Agreement include the date of expiration, and, for Portfolios with a performance-based investment advisory fee, maintaining the continuity of such fee. Below is a comparison of certain terms of the Current Advisory Agreement to the terms of the New Advisory Agreement.

Investment Advisory Services. The investment advisory services to be provided by the Adviser to each Portfolio are the same under the Current Advisory Agreements and New Advisory Agreements. Both the Current Advisory Agreements and the New Advisory Agreements provide that the Adviser shall furnish continuous advice and recommendations to each Portfolio, and shall have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which each Portfolio may own or contemplate acquiring from time to time. The Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning each Portfolio in the Trust’s Amended and Restated Trust Instrument, as then in effect, the Trust’s Bylaws, as then in effect, and the registration statements of the Trust, and to provisions of the Internal Revenue Code, as applicable to each Portfolio as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, the Adviser shall cause its officers to attend meetings and furnish oral and written reports, as each Portfolio may reasonably require, in order to keep the Board and appropriate officers of each Portfolio fully informed as to the condition of the investment portfolio of each Portfolio. The investment advisory services are expected to be provided by the same personnel of the Adviser under the New Advisory Agreements as under the Current Advisory Agreements.

Fees. Under each Current Advisory Agreement and New Advisory Agreement, the Portfolio pays to the Adviser an investment advisory fee which is calculated daily and paid monthly. Each Portfolio’s investment advisory fee rate under the New Advisory Agreement for such Portfolio is identical to the investment advisory fee rate under the Current Advisory Agreement. Certain Portfolios pay an investment advisory fee rate that may adjust up or down based on such Portfolio’s performance relative to the cumulative investment record of its benchmark index over a performance measurement period. For each such Portfolio, the terms of such performance adjustment under the New Advisory Agreement are identical to the terms of such performance adjustment under the Current Advisory Agreement. Appendix C to this Proxy Statement sets forth each Portfolio’s investment advisory fee rate, including those Portfolios with an investment advisory fee rate subject to a performance adjustment. Appendix F to this Proxy Statement sets forth the amount of fees paid to the Adviser during each Portfolio’s most recently ended fiscal year.

Janus Henderson Investors has contractually agreed to waive a portion of its investment advisory fee and/or reimburse Fund expenses with respect to certain Funds. See Appendix F for additional information regarding fee waivers.

Payment of Expenses. Under each Current Advisory Agreement and the New Advisory Agreement, the Portfolios assume and pay all expenses incidental to their organization, operations and business not specifically assumed or agreed to be paid by the Adviser. These Portfolio expenses include custodian and transfer agency fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders’ meetings, reports to shareholders, fees and expenses of Independent Trustees, and other costs of complying with applicable laws regulating the sales of Portfolio shares. The Portfolios, along with other Janus Henderson funds, also pay some or all of the salaries, fees, and expenses of certain Portfolio officers and employees of the Adviser (also sharing certain expenses and salaries for the Portfolios’ Chief Compliance Officer and other compliance-related personnel employed by the Adviser as authorized by the Trustees from time to time).

Other Services. Under each Current Advisory Agreement and New Advisory Agreement, the Adviser is authorized, but not obligated, to perform management and administrative services necessary for the operation of each Portfolio. Specifically, the Adviser is authorized to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by the Adviser to be necessary or desirable. The Adviser shall also generally monitor and report to the officers of the Trust regarding each Portfolio’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of each Portfolio. Additionally, the Adviser shall make reports to the Board of its performance of services upon request and furnish advice and recommendations with respect to such other aspects of the business and affairs of each Portfolio as it shall determine to be desirable. The Adviser is also authorized, subject to review by the Board, to furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform the services contemplated by the agreement. The Adviser also serves as administrator to the Portfolios pursuant to an Administration Agreement between Janus Henderson Investors and the Trust. See “Affiliated Service Providers, Affiliated Brokerage and Other Fees—Administrator” for additional information regarding these administrative services.

Limitation on Liability. The Current Advisory Agreements and New Advisory Agreements provide that the Adviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to a Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties except to the extent otherwise provided by law.

Continuance. The Current Advisory Agreement for each Portfolio continues in effect for successive one-year periods after its initial term, if such continuance is specifically approved at least annually by (a) the vote of a majority of the Independent

Trustees cast in person at a meeting called for the purpose of voting on the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Portfolio. The New Advisory Agreement for each Portfolio will have an initial term of one year, and will continue thereafter for successive one-year periods if approved by the Board at least annually in the manner required by the 1940 Act and the rules and regulations thereunder, in the same manner required under the Current Advisory Agreement.

Termination. The Current Advisory Agreement and New Advisory Agreement for each Portfolio provide that the agreement may be terminated at any time, without penalty, by the Board, or by the shareholders of the Portfolio acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days’ advance written notice of termination be given to the Adviser at its principal place of business. Further, the Current Advisory Agreement and the New Advisory Agreement may be terminated by the Adviser at any time, without penalty, by giving sixty (60) days’ advance written notice of termination to the Portfolio, addressed to its principal place of business.

Interim Advisory Agreements

In the event shareholders of a Portfolio do not approve the New Advisory Agreement at the Meeting prior to the Closing of the Transaction, an interim investment advisory agreement between the Adviser and such Portfolio (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) will take effect upon the Closing of the Transaction. At a meeting of the Board held on February 11, 2026, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Portfolio in order to assure continuity of investment advisory services to the Portfolios after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Each Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the applicable Portfolio approve the New Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under an Interim Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Portfolio approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to the Adviser. If shareholders of a Portfolio do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Portfolio, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned.

Certain Conditions under the 1940 Act

The Board has been advised that the parties to the Agreement have structured the Transaction in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The composition of the Board of the Trust currently meets this test and would continue to meet this test after the trustee election pursuant to Proposal 2. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission (the “SEC”) or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Agreement, Trian and General Catalyst, acting through Parent, have acknowledged Janus Henderson’s reliance upon the benefits and protections provided by Section 15(f) and have agreed to use reasonable best efforts after the Closing to conduct its business to cause the requirements of Section 15(f) to be met in respect of the Transaction.

Additional Information About the Adviser

The Adviser, a registered investment adviser, is organized as a Delaware limited liability company and is an indirect, wholly owned subsidiary of Janus Henderson. Janus Henderson is a global active asset manager dedicated to helping clients define and achieve superior financial outcomes through differentiated insights, disciplined investments, and world-class service. As of December 31, 2025, Janus Henderson had approximately $493.2 billion in assets under management, more than 2,000 employees, and offices in 25 cities worldwide. Headquartered in London, Janus Henderson is listed on the New York Stock Exchange.

The Adviser (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson Investors mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson Investors funds, the Janus Henderson Investors exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products. The Adviser has leveraged its research-driven investment philosophy and culture to other areas of the markets, including fundamental fixed income, global macro fixed income, diversified alternatives and exchange-traded products. As of December 31, 2025, the Adviser had approximately $323.3 billion in assets under management. The business address of Janus Henderson and the Adviser is 151 Detroit Street, Denver, Colorado 80206.

Information regarding other registered investment companies or series thereof (other than the Trust and the Portfolios) managed by the Adviser, that have similar investment strategies to a Portfolio is set forth in Appendix D to this Proxy Statement.

Certain information regarding the executive officers and directors of the Adviser and is set forth in Appendix E to this Proxy Statement.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

Administrator. Janus Henderson Investors also serves as administrator to the Portfolios pursuant to an Administration Agreement between Janus Henderson Investors and the Trust. Janus Henderson Investors is authorized to delegate to others to perform certain administrative and other services. Pursuant to the Administration Agreement between Janus Henderson Investors and the Trust, the Portfolios reimburse Janus Henderson Investors for reasonable costs incurred in performing certain administrative and clerical functions. Some examples of these reimbursable expenses include net asset value determination, fund accounting, updating of the Trust’s registration statement, and supporting the Board of Trustees. Janus Henderson Investors does not receive a fee for serving as administrator to the Portfolios. Janus Henderson Investors intends to provide the same administrative services after implementation of the proposed New Advisory Agreements.

Distributor. Janus Henderson Distributors LLC (the “Distributor”), located at 151 Detroit Street, Denver, Colorado 80206, a wholly-owned subsidiary of the Adviser, serves as the distributor for the Portfolios’ shares. Service Shares of the Portfolios have adopted a distribution and shareholder servicing plan in accordance with Rule 12b-1 under the 1940 Act. The plan is a compensation type plan pursuant to which the Portfolios pay, on behalf of Service Shares, distribution and/or service fees to the Distributor up to 0.25% intended to result in the sale and/or shareholder servicing of Service Shares of the Portfolios. Payments are made to the Distributor, who may make ongoing payments to financial intermediaries and may retain amounts paid by the Portfolios. Payments under the plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. The Distributor intends to continue to provide the same services after implementation of the proposed New Advisory Agreements. Fees paid by Service Shares of each Portfolio to the Distributor, pursuant to their respective 12b-1 plan, during the Portfolio’s last fiscal year is set forth in Appendix F to this Proxy Statement.

Transfer Agent. Janus Henderson Services US LLC (“Janus Henderson Services”), located at 151 Detroit Street, Denver, Colorado 80206, a wholly-owned subsidiary of the Adviser, serves as each Portfolio’s transfer agent. Janus Henderson Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of each Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolios. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Henderson Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to its customers who invest in the Portfolios. Any unused portion will be reimbursed to the applicable share class at least annually. In addition, Janus Henderson Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolios. Janus Henderson Services is not compensated for these internal services related to the Shares, except for out-of-pocket costs. Fees paid by each Portfolio to Janus Henderson Services during the Portfolio’s last fiscal year is set forth in Appendix F to this Proxy Statement.

Affiliated Brokerage. No Portfolio paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Portfolio or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Portfolio or the Adviser of such Portfolio.

Payments to Affiliates. During each Portfolio’s last fiscal year, no Portfolio made any material payments to the Adviser to such Portfolio or any affiliated person of the Adviser to such Portfolio for services provided to the Portfolio (other than pursuant to the Current Advisory Agreement, Administration Agreement, or fees paid to the Distributor or Janus Henderson Services as described herein).

Board Considerations

The Board of Trustees of the Trust, all of whom are Independent Trustees, convened a special meeting of the Board on January 14, 2026 (the “January 14 Special Meeting”), to meet with management representatives of Janus Henderson for a preliminary discussion of the Transaction, its anticipated timeline and the expected implications for the Adviser and the Portfolios overseen by the Trustees. In connection with the January 14 Special Meeting, the Trustees also met and conferred with their independent legal counsel to formulate a due diligence process to seek to ensure that the Trustees have sufficient information to exercise their reasonable business judgment and determine whether to approve the New Advisory Agreements and to recommend that shareholders of the Portfolios do the same.

As part of its due diligence process, the Board developed an initial list of questions and informational requests related to the proposed Transaction, which was issued to the Adviser on January 16, 2026. At a special Board meeting held on January 30, 2026 (the “January 30 Special Meeting”), the Board reviewed and considered the Adviser’s response to the initial information request and raised various questions with management of Janus Henderson. Among other things, various Janus

Henderson management representatives discussed the expected impact of the Transaction on the nature, extent, and quality of services the Adviser and its affiliates are expected to provide to the Portfolios following the Transaction, addressing, among other matters, the personnel expected to provide such services and efforts to attract and retain human capital, and the resources available to do so.

At the January 30 Special Meeting, in response to the Board’s request, certain representatives of Trian and General Catalyst met with the Independent Trustees to address various questions regarding each organization and the anticipated management and operation of Janus Henderson and the Adviser upon the Closing of the Transaction. With respect to Trian, the Trustees also considered its history as a significant shareholder of Janus Henderson for several years, including with nonexecutive director representatives on the Janus Henderson Board of Directors, and Trian’s support for the operational and strategic initiatives implemented by Janus Henderson’s senior management.

After the January 30 Special Meeting, the Trustees, in consultation with independent legal counsel, developed a supplemental request for additional information, which was provided to the Adviser on February 2, 2026. At a subsequent in-person special Board meeting held on February 11, 2026 (the “February 11 Special Meeting”), the Board considered the Adviser’s response to the supplemental information request and again met with the management of Janus Henderson to discuss the impact of the Transaction on the nature, extent, and quality of services the Adviser is expected to provide to the Portfolios following the Transaction, and also met with various officers of the Portfolios and of the Adviser. At the February 11 Special Meeting, the Board considered the proposed New Advisory Agreement and the proposed Interim Advisory Agreement for each of the Portfolios. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, the Adviser provided, and the Board obtained, information regarding the following matters: the management, financial position, access to resources, and business of Trian and General Catalyst; an overview of the history of Trian’s and General Catalyst’s businesses and operations; the proposed structure, operations, and investment processes of the investment management organization after the Transaction and the strategy for operating, governing and growing the business following the Transaction; information about how Trian and General Catalyst will assess potential enhancements to Janus Henderson following the close of the Transaction; the future plans of Janus Henderson with respect to the Portfolios and the fact that there are not any proposed changes to the operations or structure of the Portfolios; and the future plans of Janus Henderson with respect to the provision of services to the Portfolios, and the entities providing such services, including those affiliated with Janus Henderson. The Board also received information regarding the terms of the Transaction, and the anticipated management of Janus Henderson following the Closing.

In considering whether to approve the New Advisory Agreements, the Trustees also took into account their annual contract review process (“Annual Contract Review”) that they had recently undertaken, including with respect to the proposed continuation of the Current Advisory Agreements which had been approved for renewal at a meeting of the Board held on December 9-10, 2025. The Board noted that, as part of its Annual Contract Review, independent legal counsel to the Independent Trustees prepares and issues various informational requests to the Adviser and its affiliates so that, in conjunction with information provided by other parties, including its independent fee consultant, as well as information provided by the Adviser and the independent fee consultant over the course of the year, the Independent Trustees have sufficient information on which they were able to make an informed determination about the continuation of the Current Advisory Agreements. The Board noted that the information provided and considered in connection with the Annual Contract Review addressed various aspects of the Adviser’s organization, resources, and capabilities, including the nature and quality of services provided by the Adviser, as well as numerous other factors relevant to the consideration of the Current Advisory Agreements. These other factors included, among other things: each Portfolio’s investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, management fee breakpoints, performance fee structures, expense ratios, and asset sizes of the Portfolios, as applicable, and peer groups; the Adviser’s estimated profitability from the investment management services it provides to each Portfolio and whether the Adviser receives adequate incentives and resources to manage the Portfolios effectively; and other “fall-out” or ancillary benefits that accrue to the Adviser and its affiliates from their relationships with the Portfolios, including revenues derived from services provided to the Portfolios by affiliates of the Adviser. The Trustees also considered that the Current Advisory Agreements are the product of multiple years of review and negotiation and information received and considered by the Board in the exercise of their business judgment during those years. In view of the representations and statements made by Janus Henderson, Trian and General Catalyst, including that the terms of each New Advisory Agreement are substantially identical to the corresponding Current Advisory Agreement, with no change in the contractual advisory fee rate borne by a Portfolio or the investment advisory services it receives as a result of the Transaction, the Trustees determined to take into account information considered and conclusions reached during the Annual Contract Review as they deemed relevant in considering the approval of the New Advisory Agreements.

The Independent Trustees also considered various discussions with Trust officers and representatives of key constituencies at Janus Henderson relevant to the Portfolios. These discussions included a session with Janus Henderson’s then-Head of Strategy & Corporate Development and, effective April 1, 2026, the firm’s Chief Financial Officer, and Independent Trustees. At executive sessions in connection with the February 11 Special Meeting, the Independent Trustees discussed their observations from engaging with Trust officers and Janus Henderson representatives regarding the expected future state of Janus Henderson following the close of the

Transaction. The Independent Trustees conferred with each other and with their independent legal counsel as they assessed the proposed New Advisory Agreements and Interim Advisory Agreements for the Portfolios. In so doing, each of the Independent Trustees applied his or her individual business judgment and relative institutional knowledge of the Portfolios’ management and Janus Henderson’s organizational practices, while recognizing variances in tenure among the Independent Trustees.

In determining whether to approve the New Advisory Agreement for each Portfolio in connection with the Transaction, and whether to recommend approval to Portfolio shareholders, the Board received information and made inquiries into necessary matters as it deemed appropriate. The Board reviewed and considered various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

•	The terms of each of the New Advisory Agreements are substantially identical to each of the corresponding Current Advisory Agreements, and the contractual fee rate will not change;

•

The Adviser’s plans for the operations of the Portfolios, including its plans for the continued provision of all services currently provided to the Portfolios by the Adviser and its affiliates, including, among others, investment advisory services, portfolio trading services, investment research and analysis, cash management, investment risk management, compliance, administrative and accounting services, and the personnel and resources expected to support the provision of such services;

•

Statements from current management of Janus Henderson expressing the view that Trian and General Catalyst: (i) are growth-oriented investment firms; (ii) firmly believe in Janus Henderson’s culture and investment approach; and (iii) are committed to investing in the organization’s platform to achieve continued growth and success;

•

The Board’s understanding that (i) the Transaction is not expected to have a material impact on current commercial arrangements applicable to the Funds; and (ii) Trian and General Catalyst do not intend to disrupt ongoing plans and initiatives bearing on the Funds;

•

Statements from representatives of Janus Henderson and Trian that the organization’s anticipated level of indebtedness following the close of the Transaction is not expected to prevent or prohibit any presently anticipated organizational initiative or strategy;

•

Janus Henderson’s assessment of potential organizational benefits resulting from the Transaction, including that: (i) as a private company, Janus Henderson may have more flexibility in making additional investments in its business and patience to make significant long-term investments in its offerings and infrastructure; (ii) Janus Henderson may be able to take advantage of new or enhanced distribution arrangements introduced as a result of the Transaction and the parties thereto; (iii) the experience, capabilities and resources of Trian and General Catalyst may help Janus Henderson identify, finance and pursue growth opportunities, such as acquisitions; (iv) additional economies of scale could potentially be achieved in the future as a result of the willingness of Trian and General Catalyst to support Janus Henderson’s global asset management business; and (v) the Portfolios may benefit from organizational resources and initiatives introduced and implemented following the Transaction;

•	The support expressed by the current senior management team at Janus Henderson for the Transaction and the Adviser’s recommendation that the Board approve the New Advisory Agreements; and

•

The Adviser’s recommendation to approve the New Advisory Agreements based, in part, on Janus Henderson’s belief that partnering with Trian and General Catalyst will allow for further investment in product offerings, client services, technology, and talent to accelerate growth and create stronger delivery for its clients, including mutual fund shareholders. Janus Henderson believes that following the Transaction it will be even better positioned to deliver differentiated insights, disciplined investments, and world-class service to its clients.

In connection with its deliberations, the Board received assurances from Janus Henderson, on behalf of itself and its affiliates including the following:

•	Janus Henderson has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements;

•

Janus Henderson is committed to the continuance, without interruption, of services to the Portfolios of at least the type and quality currently provided by the Adviser and its affiliates, or superior thereto;

•

The Transaction is not expected to negatively affect the nature, extent, or quality of the investment advisory services provided by the Adviser to the Portfolios following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements. In this regard, the Board noted specific representations that Janus Henderson does not intend for the nature, extent, or quality of investment advisory and other services to be provided to the Portfolios following the Transaction to change;

•

Janus Henderson does not intend to make changes to the portfolio managers providing services to the Portfolios or to the manner in which each Portfolios assets are managed and that each Portfolio’s current operations are expected to remain unchanged;

•	The intent of Janus Henderson to take the necessary and appropriate steps to retain and attract its key investment advisory, compliance, financial, fund accounting, and administrative personnel supporting the management and oversight of the Portfolios; and

•

Janus Henderson is not aware of any express or implied term, condition, arrangement, or understanding that would impose in its best judgement an “unfair burden” on any Portfolio as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus Henderson will take no action that would have the effect of imposing such an “unfair burden” on any Portfolio in connection with the Transaction.

Janus Henderson assured the Board that it intended to comply with Section 15(f) of the 1940 Act.

The Board has been advised that the parties to the Agreement have structured the Transaction in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The composition of the Board of the Trust currently meets this test and would continue to meet this test after the trustee election pursuant to Proposal 2. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Agreement, Trian and General Catalyst, acting through Parent, have acknowledged Janus Henderson’s reliance upon the benefits and protections provided by Section 15(f) and have agreed to use reasonable best efforts after the Closing to conduct its business to cause the requirements of Section 15(f) to be met in respect of the Transaction.

Janus Henderson represented that it does not believe that an “unfair burden” will be placed on the Portfolios as a result of the Transaction. In furtherance thereof, Janus Henderson has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Portfolios’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Portfolios and the Trustees.

In considering the approval of the proposed Interim Advisory Agreements at the February 11 Special Meeting, the Independent Trustees also took into account the specific purpose, limited term and other requirements relating to the Interim Advisory Agreements.

On the basis of its review and consideration of the information, factors and assurances described above, the Board, including all of the Independent Trustees, determined, through the exercise of its reasonable business judgment, that the terms of each of the New Advisory Agreements and each of the Interim Advisory Agreements are fair and reasonable and that the approval of such New Advisory Agreements and Interim Advisory Agreements is in the best interests of the Portfolios.

As a result of its review and consideration of the New Advisory Agreements in connection with the Transaction, at the February 11 Special Meeting the Board voted unanimously to approve a New Advisory Agreement for each Portfolio and to recommend such agreements to the Portfolios’ shareholders for their approval.

Shareholder Approval

To become effective with respect to a Portfolio, each New Advisory Agreement requires the affirmative vote of a 1940 Act Majority (as defined herein) of such Portfolio, with all classes of shares voting together as a single class. For purposes of determining the approval of the New Advisory Agreements, abstentions and broker non-votes (as are described further below) will have the same effect as shares voted against the proposal.

An unfavorable vote on the proposal to approve the New Advisory Agreement by the shareholders of one Portfolio will not affect the implementation of the proposal by another Portfolio if the proposal is approved by the shareholders of that Portfolio. However, the New Advisory Agreement will only take effect upon the closing of the Transaction, which is conditioned upon, among other things, obtaining the approval of the New Advisory Agreements by shareholders of Janus Henderson advisory clients representing a specified percentage of Janus Henderson’s assets under management.

In the event that the Transaction does not, for any reason, occur, each Current Advisory Agreement will continue in effect in accordance with its terms.

The Board unanimously recommends that shareholders of each Portfolio vote FOR approval of the Portfolio’s New Advisory Agreement.

PROPOSAL 2

TRUSTEE ELECTION

(All Portfolios)

Introduction

At the Meeting, shareholders of all Portfolios will be asked to elect eight individuals to constitute the Trust’s Board of Trustees. All nominees, other than Gwen L. Shaneyfelt, are currently Trustees of the Trust and have served in that capacity since originally elected or appointed. Ms. Shaneyfelt was unanimously approved by the Board to stand for election, upon a recommendation from the Trust’s Nominating and Governance Committee.

The Portfolios are not required to hold annual meetings or to elect Trustees annually. The Board has sought to maintain its size at eight members, with each serving as a Trustee who is not an “interested” person (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or Janus Henderson Investors, the Portfolios’ investment adviser, (an “Independent Trustee”). Currently, the Board has seven members, all of whom are Independent Trustees. While the Board ordinarily can fill vacancies without a shareholder vote, under applicable laws new Trustees may not be appointed if after such appointment two-thirds of the Trustees would not have been elected by shareholders, which would be the case if Ms. Shaneyfelt were appointed to the Board. Accordingly, you are being asked to elect Ms. Shaneyfelt and each currently serving Trustee as Independent Trustees (1) to return the Board to its normal size and (2) to provide the Board with flexibility going forward to replace Trustees as needed without the time and expense of unnecessary proxy solicitations.

The eight nominees for election as Trustees who receive the greatest number of votes from shareholders voting online or by proxy at the Meeting will be elected as Trustees of the Trust. These eight nominees were selected after careful consideration by the Trust’s Nominating and Governance Committee, a committee consisting entirely of Independent Trustees, and the nominations were approved by all of the current Independent Trustees. Seven of the eight nominees currently serve as Trustees of the Trust. Each nominee has consented to serve as a Trustee and to being named in this Proxy Statement.

The persons named as proxies on the enclosed proxy card(s) will vote for the election of the Trustees unless authority to vote for any or all of the nominees is withheld.

If elected, each Trustee will serve as a Trustee until the next meeting of the shareholders, if any, called for the purpose of electing all Trustees or until the election and qualification of a successor. If a Trustee sooner dies, resigns, retires (currently expected at the end of the calendar year in which the Trustee turns age 75, unless extended by the Board of Trustees), or is removed as provided in the organizational documents of the Trust, the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position. If a Trustee Nominee should become unavailable for election at the Meeting due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Independent Trustees may recommend.

The Trust is not required, and does not intend, to hold annual shareholder meetings for the purpose of electing Trustees. Shareholders also have the right to call a meeting to remove a Trustee or to take other action described in the Trust’s organizational documents. Also, if at any time less than a majority of the Trustees holding office have been elected by the Trust’s shareholders, the Trustees then in office will promptly call a shareholder meeting for the purpose of electing one or more Trustees.

The Trustees and their backgrounds are shown on the following pages. This information includes each Trustee’s name, age, principal occupation(s) and other information about each Trustee’s professional background, including other directorships the Trustee holds or held, during the past five years. The address of each Trustee is 151 Detroit Street, Denver, Colorado 80206. Each Trustee serves as a trustee of Janus Investment Fund (“JIF”), another registered investment company advised by Janus Henderson Investors (JIF and the Trust, are collectively referred to herein as the “Janus Henderson Funds”). Collectively, the Janus Henderson Funds consist of 44 series as of December 31, 2025.

Name, Year of Birth, and Position(s) with the Trust	Length of Time Served for the Trust	Number of Funds in Fund Complex Overseen or to be Overseen by Nominee	Principal Occupation(s) and Other Directorships Held by Nominee During Past Five Years
INDEPENDENT TRUSTEES AND NOMINEES:
Cheryl D. Alston Year of Birth: 1966 Trustee	8/22-Present	44	Chief Executive Officer, Alston Consulting, LLC (financial consulting) (since 2025). Formerly, Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (2004-2025). Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Globe Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).
Darrell B. Jackson Year of Birth: 1958 Trustee	8/22-Present	44	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014). Board Member FTC Solar, Inc. (manufacture solar tracking systems) (since 2025), Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020), and Life Trustee, Morton Arboretum (botanical garden) (since 2004). Formerly, Director of YR Media (a not-for-profit production company) (2021-2023), Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

Name, Year of Birth, and Position(s) with the Trust	Length of Time Served for the Trust	Number of Funds in Fund Complex Overseen or to be Overseen by Nominee	Principal Occupation(s) and Other Directorships Held by Nominee During Past Five Years
Dominic Janssens Year of Birth: 1965 Trustee	7/24-Present	44	Retired. Formerly, Global Chief Operating Officer, Macquarie Investment Management (2016-2019); Leader of Global Investment and Institutional Client Services, T. Rowe Price (2008-2016); Senior Managing Director, State Street Global Advisors (2006-2008); and Managing Director, Deutsche Asset Management (2000-2005). Board Member of Praxis Solutions, Inc. (AI-technology firm) (since 2022) and Advisory Board Member (since 2021).
Alan A. Brown Year of Birth: 1962 Chairman Trustee	5/22-Present 1/13-Present	44

Principal, Curam Holdings LLC (since 2018). Formerly,

Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management). Board Member of BankNewport (mutual savings bank) (since 2024), Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), and Director of Communities in Schools (2004-2010).

Raudline Etienne Year of Birth: 1965 Trustee	6/16-Present	44	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011). Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit urban design organization) (2019-2022).

Name, Year of Birth, and Position(s) with the Trust	Length of Time Served for the Trust	Number of Funds in Fund Complex Overseen or to be Overseen by Nominee	Principal Occupation(s) and Other Directorships Held by Nominee During Past Five Years
William F. McCalpin Year of Birth: 1957 Trustee	6/02-Present	44	Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006). Formerly, Trustee and Chairman of the Board of The Investment Fund for Foundations Investment Program (TIP) (2008-2023), Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).
Gary A. Poliner Year of Birth: 1953 Trustee	6/16-Present	44	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company. Formerly, Director of MGIC Investment Corporation (private mortgage insurance) (2013-2023), Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).
Gwen L. Shaneyfelt* Year of Birth: 1962 Trustee Nominee	1/26-Present	N/A	Retired. Formerly, Chief Administrative Officer and Executive Vice President, Franklin Resources, Inc. (“Franklin”) (global asset management firm) (January 2024—December 1, 2025), and Chief Accounting Officer and Executive Vice President, (June 2019-January 2024), and officer and/or director of certain subsidiaries of Franklin, including as Vice President and Chief Financial

Name, Year of Birth, and Position(s) with the Trust	Length of Time Served for the Trust	Number of Funds in Fund Complex Overseen or to be Overseen by Nominee	Principal Occupation(s) and Other Directorships Held by Nominee During Past Five Years
Officer, Legg Mason, Inc., and Senior Vice President, Franklin Templeton Companies, LLC (2011-2025). Board Member, Desert Foothills Lutheran Church and School (2022-present). Formerly, Director or Manager for several Franklin subsidiaries, including Director, ClearBridge Investments LLC and Manager of Royce & Associates GP, LLC (2020-2025), Director, Franklin Templeton Fund Management Limited and Franklin Templeton Australia Limited (2019-2025), and Manager, Franklin Templeton International Services S.à r.l. (2013-2025).
*

Gwen L. Shaneyfelt was appointed Trustee-Advisor to the Board of Trustees effective January 1, 2026. Ms.  Shaneyfelt will not serve as an Independent Trustee unless she is elected pursuant to Proposal 2 herein.

General Information Regarding the Board of Trustees

The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each Portfolio on behalf of Portfolio shareholders. Each member of the Board is an Independent Trustee, including the Chairman of the Board (the “Board Chairman”). The Board’s responsibilities include, but are not limited to, oversight of the Portfolios’ officers and service providers, including the Adviser, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Portfolios’ service providers, including the investment advisory agreements with the Adviser. The Trustees are also responsible for determining or changing each Portfolio’s investment objective(s), policies, and available investment techniques based on the recommendations and input of the Adviser, as well as for overseeing the Portfolios’ Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly with and without representatives of the Adviser or its affiliates present.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each Portfolio’s investment advisory agreement with the Adviser, but specific matters related to oversight of the Portfolios’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Board Chairman is responsible for presiding at all meetings of the Board and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to the Adviser with respect to all matters related to the Portfolios that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Portfolios overseen and the various investment objectives of those Portfolios; (2) the manner in which the Portfolios’ shares are marketed and distributed; and (3) the responsibilities entrusted to the Adviser and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Portfolio’s holdings and the distribution of Portfolio shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus Henderson Funds in the complex.

There were six regular meetings and two special meetings of the Trustees held during the 12 months ended December 31, 2025. Each Trustee attended all of these meetings with few exceptions during that 12-month period. Because the Trust is not required to convene annual shareholder meetings, there is no policy requiring Trustee attendance at such meetings.

Committees of the Board of Trustees

The Board of Trustees has six standing committees that perform specialized functions: an Audit Committee, an Investment Oversight Committee, a Nominating and Governance Committee, an Operations Committee, a Product and Distribution Committee, and a Trading and Pricing Committee. Each committee is comprised entirely of Independent Trustees and has a written charter that delineates its duties and powers. Each committee reviews and evaluates matters as specified in its charter and makes recommendations to the Trustees as it deems appropriate. Each committee may utilize the resources of counsel to the Independent Trustees and the Trust, independent auditors and other experts. The committees normally meet in conjunction with regular meetings of the Trustees but may convene at other times (in person or by telephone) as deemed appropriate or necessary. The membership and chairperson of each committee is appointed by the Trustees upon recommendation of the Trust’s Nominating and Governance Committee.

Audit Committee. The Audit Committee reviews the Trust’s financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, including the review of the adequacy of relevant personnel and the review of reports related to such system of internal controls, Form N-CSR, Form N-CEN, and Form N-PORT filings, and the audit process. The Audit Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor, which performs the audits of the Portfolios’ financial statements, regular meetings and communication with relevant personnel at the Adviser and the independent auditor, and pre-approval of all audit and non-audit services. The Audit Committee also reviews any significant changes or improvements in accounting and audit processes that have been implemented. The Audit Committee receives reports from the Trust’s Chief Financial Officer, Treasurer, and Principal Accounting Officer, and from personnel responsible for internal audit functions related to financial reporting. The Audit Committee also oversees service providers that provide fund accounting and portfolio accounting services to the Trust. Currently, the members of the Audit Committee are: Gary A. Poliner (Chair), Cheryl D. Alston, Alan A. Brown, and Dominic Janssens. The Committee held seven meetings during the 12 months ended December 31, 2025. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix J.

Investment Oversight Committee. The Investment Oversight Committee oversees the investment activities of the series of the Trust. The Committee meets regularly with investment personnel at the Adviser and any subadviser to the Portfolios to review the investment performance, investment risk characteristics, objectives, and strategies of the Portfolios. The Investment Oversight Committee reviews reports regarding the use of derivative instruments by the Portfolios and information and reports with respect to proposed new investment instruments and techniques. The Investment Oversight Committee reviews various matters related to the operations of the Janus Henderson money market funds, including the review of reports related to such operations, compliance with the Trust’s Money Market Fund Procedures, and Rule 2a-7 under the 1940 Act. Currently, the members of the Investment Oversight Committee are: Cheryl D. Alston (Chair), Alan A. Brown, Raudline Etienne, Darrell B. Jackson, Dominic Janssens, William F. McCalpin, and Gary A. Poliner. The Committee held five meetings during the 12 months ended December 31, 2025.

Nominating and Governance Committee. The Nominating and Governance Committee identifies and recommends individuals for Trustee membership, recommends an independent Trustee to serve as Board Chairman, consults with Portfolio officers and the Board Chairman in planning Trustee meetings, reviews the responsibilities of each Board committee, which includes the need for new committees and the continuation of existing committees, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines adopted by the Trustees. The Nominating and Governance Committee also leads the Trustees’ annual self-assessment process and continuing education program, reviews, and proposes changes to, Trustee compensation, and oversees the administration of the Trust’s insurance program. Currently, the members of the Nominating and Governance Committee are: William F. McCalpin (Chair), Alan A. Brown, and Raudline Etienne. The Committee held eight meetings during the 12 months ended December 31, 2025. A copy of the Nominating and Governance Committee Charter is attached to this Proxy Statement as Appendix K.

Operations Committee. The Operations Committee oversees certain matters related to the operation of the Trust. The Operations Committee receives reports regarding the operation of the Trust’s securities lending program, the implementation of the Proxy Voting Procedures and Guidelines, and various information technology, cybersecurity, and data privacy risks related to the Trust and the Trust’s service providers. The Operations Committee oversees service providers providing operations-related services to the Trust, including the Trust’s custodian and transfer agent. The Committee receives reports from personnel responsible for the Trust’s enterprise risk function and the Adviser’s internal audit function. In addition, the Committee oversees compliance with certain procedures adopted by the Trust under exemptive orders of the SEC. Currently, the members of the Operations Committee are: Dominic Janssens (Chair), Raudline Etienne, Darrell B. Jackson, William F. Calpin, and Gary A. Poliner. The Committee held four meetings during the 12 months ended December 31, 2025.

Product and Distribution Committee. The Product and Distribution Committee provides oversight of matters regarding the Trust’s product lineup and the distribution of shares of the Portfolios. The Product and Distribution Committee reviews matters relating to the initial strategy, design, and positioning of new Portfolios and material changes to the strategy, design, and/or positioning of existing Portfolios. The Product and Distribution Committee receives reports regarding potential Portfolio closures, liquidations, or mergers, certain Portfolio fees and expenses, and marketing and distribution strategies for the Portfolios including payments made by the Portfolios pursuant to the Trust’s distribution and shareholder servicing plans. The Product and Distribution Committee reviews certain regulatory filings made with the SEC and oversees and receives reporting from service providers providing product and distribution-related services to the Trust. Currently, the members of the Product and Distribution Committee are: Darrell B. Jackson (Chair), Alan A. Brown, Raudline Etienne, and William F. McCalpin. The Product and Distribution Committee held seven meetings during the 12 months ended December 31, 2025.

Trading and Pricing Committee. The Trading and Pricing Committee oversees matters relating to the pricing of the Portfolios’ securities and the placement of portfolio transactions. The Trading and Pricing Committee oversees the Adviser as valuation designee and reviews reports on fair valuation determinations and valuation methodologies regarding securities and investments held by the Portfolios pursuant to valuation procedures established by the Adviser and approved by the Board of Trustees. The Trading and Pricing Committee also reviews other matters related to pricing the Portfolios’ securities and approves changes to the valuation procedures. The Trading and Pricing Committee receives reporting regarding portfolio transactions with affiliates undertaken in accordance with the Trust’s procedures, efforts to obtain best execution in connection with portfolio transactions and commissions paid to firms supplying research and brokerage services. The Trading and Pricing Committee also receives reports regarding foreign exchange trading by the Portfolios. In addition, the Trading and Pricing Committee oversees service providers providing trading and pricing-related services to the Trust and reviews reports from the administrator of the Trust’s liquidity risk management program. Currently, the members of the Trading and Pricing Committee are: Gary A. Poliner (Chair), Alan A. Brown, and Dominic Janssens. The Committee held four meetings during the 12 months ended December 31, 2025.

Process for Identifying and Evaluating Trustee Nominees and Nominee Qualifications

The Nominating and Governance Committee of the Board is responsible for identifying and nominating candidates for appointment as Trustees. As stated in the Nominating and Governance Committee’s charter, (1) the principal criterion for selection of candidates for the Board is the candidate’s ability to contribute to the overall functioning of the Board and to carry out the responsibilities of a Trustee, and (2) the Trustees should, collectively, represent a broad cross section of backgrounds, functional disciplines, and experience. In considering a potential candidate’s qualifications to serve as a Trustee, the Nominating and Governance Committee may also take into account a variety of other diverse criteria, including, but not limited to (i) knowledge of the investment company industry; (ii) relevant experience; (iii) educational background; (iv) reputation for high ethical standards and personal and professional integrity; (v) financial, technical or other expertise; (vi) time commitment to the performance of duties of a Trustee; (vii) stature commensurate with the responsibility of representing Portfolio shareholders; and (viii) if a candidate is nominated for an Independent Trustee position, that the person meets the independence criteria established by the 1940 Act and the Governance Procedures and Guidelines adopted by the Trustees.

Consistent with the Trust’s organizational documents and procedures adopted by the Nominating and Governance Committee, the Nominating and Governance Committee will consider Trustee nominations made by shareholders. Shareholders of a Portfolio may submit names of potential candidates for consideration by the Nominating and Governance Committee by submitting their recommendations to the Trust’s Secretary, at the address of the principal executive office of the Trust, in accordance with procedures adopted by the Nominating and Governance Committee. A copy of such procedures is included as Appendix 1 to the Nominating and Governance Committee Charter attached to this Proxy Statement as Appendix K.

The Nominating and Governance Committee may use any process it deems appropriate for identifying and evaluating candidates for service as a Trustee, which may include, without limitation, personal interviews, background checks, written submissions by the candidates, third party references, and the use of consultants, including professional recruiting firms. The Nominating and Governance Committee will evaluate nominees for a particular vacancy using the same process regardless of whether the nominee is submitted by a Portfolio shareholder or identified by some other means. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, the contributions of individual Trustees, whether the Board has an appropriate size and the right mix of characteristics, experiences and skills, and whether the age distribution and diversity among the Trustees is appropriate.

After completion of its process to identify and evaluate Trustee nominees, and after giving due consideration to all factors it deemed appropriate, the Nominating and Governance Committee approved for nomination, and recommended that the Trustees approve for nomination, the Trustee Nominees identified herein. The Nominating and Governance Committee believes that if elected, the Trustees qualify to serve as an Independent Trustee. The Trustees’ background is detailed above.

The Nominating and Governance Committee and the Trustees considered the totality of the information available to them, and took into account the specific experience, qualifications, attributes or skills discussed below to conclude that each Trustee Nominee should serve as a Trustee, in light of the Trust’s business and structure. In reaching these conclusions, the Nominating and Governance Committee and the Trustees, in the exercise of their reasonable business judgment, evaluated each Trustee Nominee based on the criteria described above, and reviewed the specific experience, qualifications, attributes or skills that Trustee Nominee presented, none of which by itself was considered dispositive.

Cheryl D. Alston: Service as Chief Executive Officer of a financial consulting company, Executive Director and Chief Investment Officer of a large public pension fund, service on not-for-profit and corporate boards, and Portfolio Independent Trustee since 2022.

Alan A. Brown: Service as Executive Vice President and as Chief Marketing Officer of a leading investment management firm, a corporate and fund director, and as an executive with a private equity real estate investment firm, and a Portfolio Independent Trustee since 2013 and Independent Chairman of the Board of Trustees since 2022.

Raudline Etienne: Service as Deputy Controller and Chief Investment Officer of a large public pension fund, Senior Vice President and Senior Advisor to a global strategy firm, service as a member of nonprofit and private boards, and a Portfolio Independent Trustee since 2016.

Darrell B. Jackson: Service as President and Chief Executive Officer of a bank, Executive Vice President and Co-President of a large financial services company, service on corporate, private company, and not-for-profit boards, and Portfolio Independent Trustee since 2022.

Dominic Janssens: Service as Global Chief Operating Officer and Managing Director of investment and asset management companies, Member of Board of Directors and Advisory Board Member of an AI-technology firm, and in various capacities with public investment firms, and Portfolio Independent Trustee since 2024.

William F. McCalpin: Service as Chief Operating Officer of a large private family foundation, Chairman and Trustee of an unaffiliated fund complex, and a

Portfolio Independent Trustee since 2002 and Independent Chairman of the Board of Trustees from 2008 to May 2022.

Gary A. Poliner: Service as President of a large life insurance company, a director of private companies, service as director and Chairman and Director of unaffiliated fund complexes, and a Portfolio Independent Trustee since 2016.

Gwen L. Shaneyfelt: Service as Executive Vice President and Chief Accounting Officer of a global asset management firm and as an officer and/or director of various subsidiaries of the firm, a certified public accountant, an executive director of tax of the investment management unit of a diversified financial services firm, and as prior chairperson of the Investment Company Institute’s Tax and Advisor/Distributor Tax committees, and Trustee-Advisor since January 1, 2026.

Board Oversight of Risk Management

The Adviser, as part of its responsibilities for the day-to-day operations of the Janus Henderson Funds, is responsible for day-to-day risk management for the Portfolios. The Board, as part of its overall oversight responsibilities for the Janus Henderson Funds’ operations, oversees the Adviser’s risk management efforts with respect to the Portfolios. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Janus Henderson Funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from the Adviser and its officers. Reports received include those from, among others, the Adviser’s (1) senior managers responsible for oversight of global risk, including, for example, those responsible for oversight of operational risks and cyber risks in particular; (2) senior managers responsible for oversight of Portfolio construction and trading risk; (3) Chief Compliance Officer; and (4) the Global Head of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of the Adviser or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with the Adviser, including reports from the Janus Henderson Funds’ other service providers and from independent consultants hired by the Board.

The Board has appointed the Trust’s Chief Compliance Officer (the “CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Trust’s CCO, who also serves as Janus Henderson’s Head of Compliance, North America, discusses relevant risk issues that may impact the Janus Henderson Funds and/or the Adviser’s services to the Portfolios, and routinely meets with the Board in private without representatives of the Adviser or its affiliates present. The Trust’s CCO also provides the Board with updates on the application of the Janus Henderson Funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Trust’s

CCO may also report to the Board on an ad hoc basis in the event that she identifies issues associated with the Janus Henderson Funds’ compliance policies and procedures that could expose the Portfolios to additional risk or adversely impact the ability of the Adviser to provide services to the Portfolios.

The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Janus Henderson Funds’ risk management process.

Trustee Share Ownership

Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by the Adviser for which they serve as Trustee, to the extent they are directly eligible to do so. For each Trustee, these investments are expected, in the aggregate and at a minimum, to equal median Trustee annual compensation with an allowance for new Trustees to reach this level of investment over time. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments,” where any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Adviser. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.

The Trustees and Trustee Nominee did not beneficially own equity securities of the Portfolios as of December 31, 2025 because the Trustees and Trustee Nominee cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified retirement plan.

Each Trustee beneficially owned over $100,000 in equity securities in all Janus Henderson Funds overseen by the Trustee as of December 31, 2025 in the aggregate, except for Gwen L. Shaneyfelt, who was appointed as a Trustee-Advisor to the Board effective January 1, 2026 and is standing for election as a Trustee at the Meeting and therefore did not oversee any Janus Henderson Funds as of December 31, 2025.

Compensation of Trustees

The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Board Chairman receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus Henderson Funds for serving as Trustee of those funds. The Adviser pays persons who are directors, officers, or employees of the Adviser or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by the Adviser may pay all or a portion of the compensation and related expenses of the CCO and compliance staff, as authorized from time to time by the Trustees. None of the Trustees receives any pension or retirement benefits from the Portfolio or the Janus Henderson Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan using “shadow investments” under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolio, in lieu of receiving current payments of such compensation.

The Trust’s Nominating and Governance Committee, which consists solely of Independent Trustees, annually reviews and recommends to the Independent Trustees any changes to compensation paid by the Portfolios to the Independent Trustees. The Independent Trustees also meet at least annually to review their fees in connection with the recommendations of the Nominating and Governance Committee, to ensure that such fees continue to be appropriate in light of the Trustees’ responsibilities as well as in relation to fees paid to trustees of other similarly situated mutual fund complexes.

The tables set forth in Appendix G to this Proxy Statement show, for each Trustee and the Trustee Nominee, the compensation paid by each Portfolio to each Trustee and Trustee Nominee for its last fiscal year, as well as the total compensation paid by all Janus Henderson Funds to each Trustee and Trustee Nominee for the calendar year ended December 31, 2025.

Officers of the Trust

The officers of the Trust and their principal occupations are set forth in Appendix H to this Proxy Statement.

Shareholder Approval

Election of the Trustees will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all portfolios of the Trust, including all Portfolios listed in this Proxy Statement.

For purposes of determining the election of the Trustees, abstentions and broker non-votes will have no effect on the outcome of the vote.

The election of the Trustees is not contingent on the Closing of the Transaction.

The Board unanimously recommends that shareholders of the Trust vote FOR the Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the Audit Committee’s recommendation, the Board of Trustees, all of whom are Independent Trustees, selected PricewaterhouseCoopers LLP (“PwC”) as the Trust’s independent registered public accounting firm during the Trust’s current fiscal year. In accordance with Independence Standards Board Standard No. 1 (“ISB No. 1”), PwC has confirmed to the Trust’s Audit Committee that it is an independent registered accounting firm with respect to the Portfolios. Representatives of PwC will be available at the Meeting to answer appropriate questions concerning the Trust’s financial statements and will have an opportunity to make a statement if they so choose.

Audit Fees. The aggregate fees billed for professional services rendered by PwC for the audit of annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for the fiscal years ending in 2025 and 2024 for each Portfolio and Janus Henderson Investors or entities controlling, controlled by, or under common control with Janus Henderson Investors that provide ongoing services to the Portfolios (collectively, “Portfolio Service Providers”), are listed in the tables set forth in Appendix I to this Proxy Statement.

Audit-Related Fees. The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the financial statements and are not reported under “Audit Fees” above for the fiscal years ending in 2025 and 2024 for each Portfolio and the Portfolio Service Providers are listed in the tables set forth in Appendix I to this Proxy Statement. The nature of the services comprising the fees disclosed under this category includes the review of semiannual reports to shareholders.

Tax Fees. The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning for the fiscal years ending in 2025 and 2024 for each Portfolio and the Portfolio Service Providers are listed in the tables set forth in Appendix I to this Proxy Statement. The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

All Other Fees. The aggregate fees billed for products and services provided by PwC, other than the services reported in “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above, for the fiscal years ending in 2025 and 2024 for each Portfolio and the Portfolio Service Providers are listed in the tables set forth in Appendix I to this Proxy Statement. The nature of the services comprising the fees disclosed under this category includes the review of semiannual reports to shareholders, an annual study and evaluation of internal accounting controls, training, registration statement review, and Qualified Foreign Individual Investor (“QFII”) services.

Pre-Approval of Certain Services. The Trust’s Audit Committee Charter requires the Audit Committee to pre-approve any engagement of PwC (i) to provide audit or non-audit services to the Trust or (ii) to provide non-audit services to the Portfolio Service Providers, if the engagement relates directly to the operations and financial reporting of the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “Pre-Approval Exception”). The Chair of the Audit Committee or, if the Chair is unavailable, another member of the Audit Committee who is an Independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

None of the services rendered by PwC to the Portfolios or to Janus Henderson Investors (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any Portfolio Service Providers for the fiscal years ending in 2025 and 2024 were pre-approved by the Audit Committee pursuant to the Pre-Approval Exception.

Non-Audit Fees. The aggregate non-audit fees billed by PwC for services rendered to the Trust, and rendered to Janus Henderson Investors (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Portfolio Service Providers for the fiscal years ending in 2025 and 2024 are listed in the tables set forth in Appendix I to this Proxy Statement.

The Audit Committee has considered whether the provision of non-audit services that were rendered to Janus Henderson Investors (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and Portfolio Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence.

ADDITIONAL INFORMATION ABOUT THE MEETING

Quorum and Voting

Shareholders are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value of shares held in such shareholder’s name as of the Record Date. If you are not the owner of record, but are a beneficial owner as a participant in a qualified plan or a contract owner of a variable insurance contract, your qualified plan or Participating Insurance Company may request that you provide instruction on how to vote the shares you beneficially own. It is important to note that qualified plans and Participating Insurance Companies generally vote all shares proportionately in accordance with the instructions they have received. In addition, qualified plans and Participating Insurance Companies generally do not require voting instructions from a minimum number of beneficially owned shares in order to vote the shares held and, as a result, a relatively small number of participants in qualified plans or contract owners can determine the manner in which a qualified plan or a Participating Insurance Company votes. Your qualified plan or Participating Insurance Company can provide you with additional information.

One-third of the outstanding shares entitled to vote at the Meeting with respect to each Portfolio shall constitute a quorum for the transaction of business by that Portfolio at the Meeting. Any lesser number is sufficient for adjournments. Quorum with respect to each proposal is described in greater detail below. In the event that the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the chairperson of the Meeting may adjourn the Meeting one or more times to permit further solicitation of proxies.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by a Portfolio, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. For purposes of voting on a proposal, abstentions and “broker non-votes” will be counted as present for purposes of determining whether a quorum is present, but do not represent votes cast in favor of an adjournment, postponement, or a proposal. Therefore, if your shares are held through a broker or other nominee, it is important for you to instruct the broker or nominee how to vote your shares.

Certain funds in the Janus Henderson fund complex are considered “fund of funds” and invest their assets in the Janus Henderson funds. Such funds of funds will vote any shares of the Portfolios for and against any matter in the same proportion as the votes of other shareholders of the underlying funds.

Proposal 1: Approval of New Investment Advisory Agreement. Shareholders of each Portfolio will vote separately on Proposal 1. To become effective with respect to a Portfolio, the New Advisory Agreements require the affirmative vote of a 1940 Act Majority of the applicable Portfolio, with all classes of shares voting together as a single class. A 1940 Act Majority means the affirmative vote of the lesser of (i) 67% of the shares of the Portfolio entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present virtually or represented by proxy; or (ii) more than 50% of such outstanding shares of the Portfolio entitled to vote thereon. The shares of each Portfolio will be counted using dollar-based voting. This means that each share of a Portfolio will represent a number of votes equal to that share’s net asset value on the record date. For purposes of determining the approval of the New Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

An unfavorable vote on the proposal to approve the New Advisory Agreement by the shareholders of one Portfolio will not affect the implementation of the proposal by another Portfolio if the proposal is approved by the shareholders of that Portfolio. However, the proposal will only take effect upon the closing of the Transaction, which is conditioned upon, among other things, obtaining the approval of new investment advisory agreements by Janus Henderson advisory clients representing a specified percentage of Janus Henderson’s assets under management.

Proposal 2: Trustee Election. Election of the trustees will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares with respect to each Portfolio in the Trust. All series of the Trust are being solicited with respect to the election of the Trustees. The shares of each series of the Trust will be counted using dollar-based voting. This means that each share of a Portfolio will represent a number of votes equal to that share’s net asset value on the record date. The presence virtually or by proxy of the holders of record of one-third of the aggregate total shares entitled to vote of all Portfolios in the Trust constitutes a quorum at the Meeting with respect to this Proposal 2, with all classes of shares of the Portfolios voting together as a single class.

Portfolio Share Ownership

The number of outstanding shares and net assets of each class of each Portfolio, as applicable, as of the close of business on the Record Date, is included in Appendix A to this Proxy Statement.

Beneficial owners of 5% or more of the outstanding shares of each class of each Portfolio are provided in Appendix L to this Proxy Statement. To the best knowledge of the Trust, no person or entity beneficially owned more than 5% of the outstanding shares of any class of a Portfolio except as stated in Appendix L. To the best knowledge of the Trust, entities shown as owning 25% or more of a Portfolio, unless otherwise indicated, are not the beneficial owners of such shares.

Solicitation of Proxies

The Funds will not bear any fees or expenses arising out of the Transaction, including expenses associated with proxy solicitation with respect to Proposal 1. Janus Henderson Investors will pay the fees and expenses related to Proposal 1, including the applicable portion of the cost of the preparation of proxy materials and their distribution, and costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, and the Meeting.

The fees and expenses related to Proposal 2, including the applicable portion of the cost of the preparation of proxy materials and their distribution, and costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, and the Meeting, will be split, with 50% being paid by Janus Henderson Investors and 50% being paid by the Funds.

In addition to solicitation of proxies by mail, certain officers and representatives of the Trust, certain officers and employees of the Adviser or its affiliates, and certain financial services firms and their representatives, without extra compensation, or a solicitor, may conduct additional solicitations personally, by telephone, U.S. mail, verbal, internet, email, or by any other means available.

Janus Henderson Investors has engaged Alliance Advisors, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Portfolios, at an estimated cost of $943,922 plus any out-of-pocket expenses. Among other things, Alliance Advisors will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Insurance companies and qualified plans may be required to forward soliciting material to the beneficial owners of shares of a Portfolio and to obtain authorization for the execution of proxies. To the extent Janus Henderson or a Portfolio would have directly borne the expenses for those services, Janus Henderson will reimburse those intermediaries for their expenses. The Board has determined that the use of this Proxy Statement is in the best interest of each Portfolio in light of the similar proposals being considered and voted on by the shareholders of each Portfolio. Certain other Janus Henderson funds, not listed in this Proxy Statement, will also hold meetings of shareholders with similar proposals. If you were also a shareholder of record of one or more of those other funds on the record date established for the meetings of shareholders of such other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds.

As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls from a representative of Alliance Advisors. Authorization to permit Alliance Advisors to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Portfolio. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. Janus Henderson Investors believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Alliance Advisors representative is required to ask for certain identifying information from each shareholder. Then the representative will ask the shareholder to vote their shares by telephone, and ask for the shareholder’s instructions on the proposal(s). Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The representative may read the recommendations set forth in this Proxy Statement. The representative will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call Alliance Advisors toll-free at 1-855-206-2370 immediately if his or her instructions are not accurately reflected in the confirmation.

Telephone Touch-Tone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

Internet Voting. Shareholders may provide their voting instructions through Internet voting by following the instructions on the proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet session, will, upon request, receive an e-mail confirming their voting instructions.

If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement in the postage-paid envelope mailed or provided to the shareholder, or attend the Meeting virtually. Shareholders requiring additional information regarding the proxy or replacement proxy card(s) may contact Alliance Advisors at 1-855-206-2370. Any proxy given by a shareholder is revocable until voted at the Meeting.

Revoking a Proxy. Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, a written notice of revocation or a subsequently executed proxy, or by attending the Meeting virtually and voting online. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, will be voted “FOR” the proposal(s), as described in this Proxy Statement.

Shareholder Proposals for Subsequent Meetings

The Portfolios are not required, and do not intend, to hold annual shareholder meetings. Shareholder meetings may be called from time to time as described in the Amended and Restated Trust Instrument and the Bylaws of the Trust.

Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a Portfolio’s proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Portfolio shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Portfolio’s securities to be voted at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Portfolio of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before the Portfolio began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Portfolio’s proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Portfolio within a reasonable time before the Portfolio begins to print and mail the proxy materials for that meeting.

A shareholder wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send the written proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, within a reasonable time before a Portfolio begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Portfolios began to mail this Proxy Statement. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

Shareholder Communications

The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust’s Secretary at the address of the Trust’s principal executive office. All such communications received by the Trust’s Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chairperson of the Nominating and Governance Committee and the independent counsel to the Trustees for further distribution, as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

Reports to Shareholders and Financial Statements

The annual report to shareholders of the Portfolios has previously been sent to shareholders. The Portfolios provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of the Portfolios’ most recent annual reports and any more recent semiannual reports are available, without charge, from your insurance company, by calling a Janus Henderson representative at 1 (877) 335-2687, via the Internet at janushenderson.com/advisor/mutual-funds, or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

Other Matters to Come Before the Meeting

The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matter requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters, in accordance with their best judgment in the interest of the Trust and/or Portfolios.

Please vote by Internet or telephone promptly, or complete, sign, and return the enclosed proxy card(s). No postage is required if you mail your proxy card(s) in the United States.

By Order of the Board of Trustees,

Michelle R. Rosenberg

President and Chief Executive Officer

of Janus Aspen Series

APPENDIX LIST

APPENDIX A	– Shares Outstanding and Net Assets
APPENDIX B	– Dates Relating to Current Advisory Agreements
APPENDIX C	– Advisory Fee Rates
APPENDIX D	– Comparable Funds
APPENDIX E	– Information Regarding Officers and Directors of Adviser
APPENDIX F	– Fees Paid
APPENDIX G	– Compensation of Trustees
APPENDIX H	– Principal Officers of the Trust and Their Principal Occupations
APPENDIX I	– Audit and Related Fees
APPENDIX J	– Audit Committee Charter
APPENDIX K	– Nominating and Governance Committee Charter
APPENDIX L	– Principal Holders
APPENDIX M	– Form of New Advisory Agreement

APPENDIX A

SHARES OUTSTANDING AND NET ASSETS

The following charts show the shares outstanding and net assets of each class of each Portfolio as of December 31, 2025.

Portfolio	Share Class	Total Number of Outstanding Shares	Net Assets
Janus Henderson Balanced Portfolio	Institutional Shares	9,282,417.31	$518,526,712.08
	Service Shares	149,754,961.50	$8,907,961,755.73

Janus Henderson Enterprise Portfolio	Institutional Shares	8,145,965.29	$680,876,378.10
	Service Shares	15,762,545.10	$1,156,164,844.79

Janus Henderson Flexible Bond Portfolio	Institutional Shares	11,758,833.80	$116,766,403.47
	Service Shares	45,821,842.15	$510,292,168.59

Janus Henderson Forty Portfolio	Institutional Shares	8,891,149.61	$528,339,954.22
	Service Shares	8,726,934.51	$452,642,586.83

Janus Henderson Global Research Portfolio	Institutional Shares	8,948,019.26	$712,875,702.36
	Service Shares	4,306,094.79	$329,089,611.66

Janus Henderson Global Sustainable Equity Portfolio	Institutional Shares	669,080.09	$8,638,668.32
	Service Shares	431,008.61	$5,557,225.86

Janus Henderson Global Technology and Innovation Portfolio	Institutional Shares	3,901,016.42	$93,401,115.39
	Service Shares	54,651,268.61	$1,308,377,820.81

Janus Henderson Mid Cap Value Portfolio	Institutional Shares	3,332,351.08	$59,228,863.37
	Service Shares	3,292,044.55	$55,246,136.80

A-1

Portfolio	Share Class	Total Number of Outstanding Shares	Net Assets
Janus Henderson Overseas Portfolio	Institutional Shares	3,238,893.37	$180,804,365.16
	Service Shares	11,204,042.49	$594,012,923.46

Janus Henderson Research Portfolio	Institutional Shares	8,768,456.08	$569,050,404.27
	Service Shares	3,285,637.98	$201,220,741.07

A-2

APPENDIX B

DATES RELATING TO CURRENT ADVISORY AGREEMENTS

Portfolio	Date of Current Advisory Agreement	Date Current Advisory Agreement Last Approved by Shareholders	Date Current Advisory Agreement Last Approved For Continuance of Board
Janus Henderson Balanced Portfolio	5/30/17	4/6/2017	12/10/25
Janus Henderson Enterprise Portfolio	5/30/17	4/18/2017	12/10/25
Janus Henderson Flexible Bond Portfolio	5/30/17	4/18/2017	12/10/25
Janus Henderson Forty Portfolio	5/30/17	4/18/2017	12/10/25
Janus Henderson Global Research Portfolio	5/30/17	4/18/2017	12/10/25
Janus Henderson Global Sustainable Equity Portfolio	1/25/22	1/25/2022	12/10/25
Janus Henderson Global Technology and Innovation Portfolio	5/30/17	4/6/2017	12/10/25
Janus Henderson Mid Cap Value Portfolio	5/30/17	4/6/2017	12/10/25
Janus Henderson Overseas Portfolio	5/30/17	4/6/2017	12/10/25
Janus Henderson Research Portfolio	5/30/17	4/6/2017	12/10/25

B-1

APPENDIX C

ADVISORY FEE RATES

Portfolio	Fiscal Year End	Contractual Investment Advisory Base Fee Rate
Janus Henderson Balanced Portfolio	12/31	All Asset Levels	0.55
Janus Henderson Enterprise Portfolio	12/31	All Asset Levels	0.64
Janus Henderson Flexible Bond Portfolio	12/31	First $300 Million	0.55
		Over $300 Million	0.45
Janus Henderson Forty Portfolio	12/31	All Asset Levels	0.60	*
Janus Henderson Global Research Portfolio	12/31	All Asset Levels	0.64	*
Janus Henderson Global Sustainable Equity Portfolio	12/31	First $2 Billion	0.75
		Over $2 Billion	0.70
Janus Henderson Global Technology and Innovation Portfolio	12/31	All Asset Levels	0.64
Janus Henderson Mid Cap Value Portfolio	12/31	All Asset Levels	0.64	*
Janus Henderson Overseas Portfolio	12/31	All Asset Levels	0.64	*
Janus Henderson Research Portfolio	12/13	All Asset Levels	0.64	*

* Additional Information Regarding Performance Fees:

As reflected in the table below, Forty Portfolio, Global Research Portfolio, Mid Cap Value Portfolio, Overseas Portfolio and Research Portfolio each pay an investment advisory fee rate that may adjust up or down based on each Portfolio’s performance relative to the cumulative investment record of its performance fee benchmark index (referred to in this section as the “benchmark index”) over a rolling 36-month performance measurement period. The second column in the table below shows each Portfolio’s base fee rate. The third column shows the full performance rate for outperformance or underperformance during the measurement period relative to each Portfolio’s respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to each Portfolio’s base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual compensation rate paid by each Portfolio after any applicable fee waivers and/or expense reimbursements as of the end of the fiscal year.

As an example, if a Portfolio outperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Portfolio underperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the full performance rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%

Portfolio	Base Fee Rate (%)	Full Performance Rate v. Benchmark Index		Performance Adjusted Investment Advisory Fee Rate (%)	Actual Compensation Rate Paid to Adviser (%) (for the fiscal year ended December 31, 2025)
Janus Henderson Forty Portfolio	0.64	±	8.50	0.54	0.54
Janus Henderson Global Research Portfolio	0.60	±	6.00	0.72	0.72
Janus Henderson Mid Cap Value Portfolio	0.64	±	4.00	0.65	0.62
Janus Henderson Overseas Portfolio	0.64	±	7.00	0.61	0.61
Janus Henderson Research Portfolio	0.64	±	5.00	0.73	0.73

For Forty Portfolio, Global Research Portfolio, Mid Cap Value Portfolio, Overseas Portfolio and Research Portfolio, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Portfolio has performed relative to its benchmark index as shown below:

Portfolio	Benchmark Index
Janus Henderson Forty Portfolio	Russell 1000 Growth Index
Janus Henderson Global Research Portfolio	MSCI World Index
Janus Henderson Mid Cap Value Portfolio	Russell Midcap Value Index
Janus Henderson Overseas Portfolio	MSCI All Country World ex-USA Index
Janus Henderson Research Portfolio	Russell 1000 Growth Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment

The investment advisory fee rate paid to the Adviser by each Portfolio in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period is the previous 36 months.

No Performance Adjustment is applied unless the difference between a Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the

Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Portfolio is calculated net of expenses whereas a Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Adviser would reimburse the applicable Portfolio.

The application of an expense limit, if any, will have a positive effect upon Mid Cap Value Portfolio’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to the Adviser may, under some circumstances, exceed the cumulative dollar amount of management fees waived by the Adviser.

The investment performance of a Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After the Adviser determines whether a particular Portfolio’s performance was above or below its Performance Fee Benchmark by comparing the investment performance of the Portfolios’ Service Shares against the cumulative investment record of that Portfolio’s Performance Fee Benchmark, the Adviser applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to the Adviser since it depends on the performance of each Portfolio relative to the record of the Portfolio’s Performance Fee Benchmark and future changes to the size of each Portfolio.

APPENDIX D

COMPARABLE FUNDS

The following table sets forth information regarding other registered investment companies or series thereof (other than the Trust and the Portfolios) managed by the Adviser or a Sub-Adviser that have similar investment strategies to a Portfolio.

Portfolio	Comparable Fund	Comparable Fund Contractual Fee Rate		Comparable Fund Net Assets (as of 12/31/25)(in millions)
Janus Henderson Balanced Portfolio	Janus Henderson Balanced Fund	All Asset Levels	0.55	$28,231.44
Janus Henderson Enterprise Portfolio	Janus Henderson Enterprise Fund	All Asset Levels	0.64	$22,764.49
Janus Henderson Flexible Bond Portfolio	Janus Henderson Flexible Bond Fund	First $300 Million	0.50	$2,631.21
		Over $300 Million	0.40
Janus Henderson Forty Portfolio	Janus Henderson Forty Fund	Performance Fee Base	0.64	$23,926.82
Janus Henderson Global Research Portfolio	Janus Henderson Global Research Fund	Performance Fee Base	0.60	$4,456.00
Janus Henderson Global Sustainable Equity Portfolio	Janus Henderson Global Sustainable Equity Fund	First $2 Billion	0.75	$58.91
		Over $2 Billion	0.70
Janus Henderson Global Technology and Innovation Portfolio	Janus Henderson Global Technology and Innovation Fund	All Asset Levels	0.64	$8,621.18
Janus Henderson Mid Cap Value Portfolio	Janus Henderson Mid Cap Value Fund	Performance Fee Base	0.64	$1,921.90
Janus Henderson Overseas Portfolio	Janus Henderson Overseas Fund	Performance Fee Base	0.64	$4,002.64
Janus Henderson Research Portfolio	Janus Henderson Research Fund	Performance Fee Base	0.64	$28,099.77

D-1

APPENDIX E

INFORMATION REGARDING OFFICERS AND DIRECTORS OF ADVISER

Janus Henderson Investors US LLC(1)

Name	Janus Henderson Investors/ Affiliated Entity Name	Position(s) with Janus Henderson Investors or Affiliated Entity
Chris Campbell	Janus Hende rson Investors US LLC	Treasurer
Berg Crawford	Janus Henderson Investors US LLC	Chief Accounting Officer
Peter Falconer	Janus Henderson Investors US LLC	Assistant Secretary
Stephanie Grauerholz	Janus Henderson Investors US LLC	Deputy General Counsel
Karlene Lacy	Janus Henderson Investors US LLC	Global Head of Tax
Kristin Mariani	Janus Henderson Investors US LLC	Chief Compliance Officer
Michelle Rosenberg	Janus Henderson Investors US LLC	General Counsel, Secretary, President
Steven Saba	Janus Henderson Investors US LLC	Director, Corporate Accounting
Steven Schneider	Janus Henderson Investors US LLC	Assistant Secretary
Michael Schweitzer	Janus Henderson Investors US LLC	Head of North American Client Group
Greg Trinks	Janus Henderson Investors US LLC	Head of US Products
(1)	The business address for each officer and director is 151 Detroit Street, Denver, Colorado 80206.

The following officers of the Portfolios are officers, employees, directors, general partners or shareholders of the Adviser:

Name	Title with the Portfolios	Title with the Adviser
Michelle Rosenberg	President and Chief Executive Officer	Chief Administrative Officer and General Counsel
Kristin Mariani	Vice President and Chief Compliance Officer	Head of Compliance, North America
Jesper Nergaard	Chief Financial Officer – Vice President, Treasurer, and Principal Accounting Officer	Head of U.S. Fund Administration
Stephanie Grauerholz	Interim Vice President, Chief Legal Officer, and Secretary	Deputy General Counsel
Ciaran Askin	Anti-Money Laundering Officer	Global Head of Financial Crime
Jay Mensah	Assistant Secretary	Legal Counsel
Dawn Cotten	Assistant Treasurer	Director, Head of Fund Oversight
Allen Welch	Assistant Treasurer	Director, Head of Fund Tax

E-1

APPENDIX F

FEES PAID

Portfolio	Fiscal Year End	Actual Advisory Fees Paid to the Adviser Before Waiver	Fees Waived or Reimbursed by the Adviser*	Actual Advisory Fee Paid to the Adviser After Waiver	Fees Paid to Janus Henderson Investors as Administrator	Distribution and/or Service Fees paid to Distributor(1)	Fees paid to Janus Henderson Services(2)
Janus Henderson Balanced Portfolio(b)	12/31	$49,055,092	—	$49,055,092	$286,000	$21,163,786	$4,459,554
Janus Henderson Enterprise Portfolio	12/31	$10,673,132	—	$10,673,132	$53,022	$2,494,578	$833,838
Janus Henderson Flexible Bond Portfolio(a)(b)	12/31	$3,056,342	$320,438	$2,735,904	$19,566	$1,245,981	$306,260
Janus Henderson Forty Portfolio	12/31	$5,808,786	—	$5,808,786	$36,840	$1,673,624	$572,299
Janus Henderson Global Research Portfolio	12/31	$5,677,009	—	$5,677,009	$28,946	$651,969	$453,849
Janus Henderson Global Sustainable Equity Portfolio(a)	12/31	$78,214	$78,214	—	$337	$3,304	$5,214
Janus Henderson Global Technology and Innovation Portfolio(a)	12/31	$6,984,055	—	$6,984,055	$35,327	$2,556,726	$548,579
Janus Henderson Mid Cap Value Portfolio(a)	12/31	$878,114	—	$878,114	$3,702	$152,190	$58,246
Janus Henderson Overseas Portfolio	12/31	$5,280,245	—	$5,280,245	$21,982	$1,307,840	$345,024
Janus Henderson Research Portfolio	12/31	$3,841,846	—	$3,841,846	$22,065	$454,067	$341,945
(1)

Payments (substantially all of which Janus Henderson Distributors pays out as compensation to broker-dealers and other services providers) cover activities including, but not limited to, advertising and literature, as well as prospectus preparation, printing, and mailing.

(2)	Amounts for certain Portfolios and/or share classes may include the reimbursement of administrative services fees by Janus Henderson Investors to the Portfolios.

* Fee Waivers

F-1

(a)

The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding any performance adjustments to management fees, fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, including networking/omnibus/shareholder servicing fees payable by any share class, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses) exceed the expense limitation during the limitation period. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees.

Portfolio	Expense Limitation	Limitation Period
Janus Henderson Flexible Bond Portfolio	0.52%	one-year period commencing April 28, 2025, renewed commencing April 30, 2026
Janus Henderson Global Sustainable Equity Portfolio	0.68%	one-year period commencing April 28, 2025, renewed commencing April 30, 2026
Janus Henderson Global Technology and Innovation Portfolio	0.88%	one-year period commencing April 28, 2025, renewed commencing April 30, 2026
Janus Henderson Mid Cap Value Portfolio	0.77%	one-year period commencing April 28, 2025, renewed commencing April 30, 2026

(b)

The Adviser has agreed to waive and or reimburse a portion of the Portfolio’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated ETFs in which the Portfolio invests, less certain operating expenses.

F-2

APPENDIX G

COMPENSATION OF TRUSTEES

The following table shows the compensation paid to each Trustee and Trustee Nominee by each Portfolio for the Portfolio’s fiscal year ended in 2025, as well as the total compensation paid by all of the Janus Henderson Funds during the calendar year 2025. None of the Trustees receives any pension or retirement benefits from the Portfolios and the Janus Henderson Funds. The Trustees have established a deferred compensation plan under which a Trustee may elect to defer receipt of all, or a portion, of the compensation earned for services to the Portfolios and the Janus Henderson Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Henderson Investors as selected by the Trustee (“shadow investments”).

Fund	Fiscal Year End	Alston(4)	Brown(3)(4)	Etienne	Jackson(4)	Janssens(4)	McCalpin(4)	Poliner(4)	Shaneyfelt*
Janus Henderson Balanced Portfolio	12/31	$18,080	$24,557	$16,971	$17,445	$17,393	$18,823	$19,452	N/A
Janus Henderson Enterprise Portfolio	12/31	$3,514	$4,771	$3,298	$3,391	$3,382	$3,658	$3,781	N/A
Janus Henderson Flexible Bond Portfolio	12/31	$1,231	$1,673	$1,156	$1,187	$1,183	$1,281	$1,324	N/A
Janus Henderson Forty Portfolio	12/31	$2,244	$3,057	$2,107	$2,164	$2,156	$2,343	$2,414	N/A
Janus Henderson Global Research Portfolio	12/31	$1,953	$2,652	$1,834	$1,886	$1,880	$2,034	$2,102	N/A
Janus Henderson Global Sustainable Equity Portfolio	12/31	$29	$39	$27	$28	$28	$30	$31	N/A
Janus Henderson Global Technology and Innovation Portfolio	12/31	$2,513	$3,408	$2,360	$2,429	$2,422	$2,619	$2,704	N/A
Janus Henderson Mid Cap Value Portfolio	12/31	$224	$304	$210	$216	$215	$233	$241	N/A
Janus Henderson Overseas Portfolio	12/31	$1,473	$2,000	$1,383	$1,422	$1,418	$1,534	$1,585	N/A
Janus Henderson Research Portfolio	12/31	$1,439	$1,954	$1,352	$1,390	$1,386	$1,499	$1,549	N/A
Total Compensation from the Janus Henderson Funds for calendar year ended December 31, 2025(1)(2)	N/A	$362,000	$491,500	$340,000	$349,500	$348,500	$377,000	$389,500	N/A
(1)	For all Trustees, includes compensation for service on the boards of two Janus Henderson trusts comprised of 44 portfolios.
(2)	Total Compensation received from the Janus Henderson Funds includes any amounts deferred under the deferred compensation plan. There were no deferrals for the current year.
(3)

Aggregate Compensation received from the Portfolios and Total Compensation received from all Janus Henderson Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees.

(4)

Aggregate Compensation received from the Portfolios and Total Compensation received from all Janus Henderson Funds includes additional compensation paid for service as chair of, or as Lead Trustee for, one or more committees of the Board of Trustees during certain periods.

*	Ms. Shaneyfelt was appointed Trustee-Advisor to the Board effective January 1, 2026 and is standing for election as a Trustee at the Meeting.

G-1

APPENDIX H

PRINCIPAL OFFICERS OF THE TRUST AND THEIR PRINCIPAL OCCUPATIONS

The business address of each officer is 151 Detroit Street, Denver, CO 80206.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) and Other Directorships Held by Nominee During Past Five Years
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present	Chief Administrative Officer (since 2024) and General Counsel (since 2018) of Janus Henderson Investors. Formerly, Corporate Secretary of Janus Henderson Investors (2018-2024), Interim President and Chief Executive Officer of the Trust and Janus Aspen Series (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018). Member of Board of Trustees for Bates College (since 2020) and Member of Board of Directors for ICI Mutual Insurance Company (since 2023).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present	Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Aspen Series (July 2020- December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC (since 2005).

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1974	Interim Vice President, Chief Legal Officer, and Secretary	11/25-Present	Deputy General Counsel at Janus Henderson Investors (since 2023). Formerly, Head of Legal, North America at Janus Henderson Investors (2019-2023).

H-1

APPENDIX I

AUDIT AND RELATED FEES

		Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
		Portfolio		Portfolio		Adviser and Related Entities		Portfolio		Adviser and Related Entities		Portfolio		Adviser and Related Entities
		Fiscal Year Ended:		Fiscal Year Ended:		Fiscal Year Ended:		Fiscal Year Ended:		Fiscal Year Ended:		Fiscal Year Ended:		Fiscal Year Ended:
	Fiscal Year End	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Janus Henderson Balanced Portfolio	12/31	$59,479	$57,747	$0	$0	$0	$0	$8,645	$8,393	$0	$0	$0	$0	$0	$0
Janus Henderson Enterprise Portfolio	12/31	$43,882	$42,604	$2,513	$2,440	$0	$0	$5,422	$5,264	$0	$0	$0	$0	$0	$0
Janus Henderson Flexible Bond Portfolio	12/31	$59,075	$57,354	$0	$0	$0	$0	$5,422	$5,264	$0	$0	$0	$0	$0	$0
Janus Henderson Forty Portfolio	12/31	$43,035	$41,782	$0	$0	$0	$0	$5,422	$5,264	$0	$0	$0	$0	$0	$0
Janus Henderson Global Research Portfolio	12/31	$44,210	$42,922	$1,257	$1,220	$0	$0	$8,645	$8,393	$0	$0	$0	$0	$0	$0
Janus Henderson Global Sustainable Equity Portfolio	12/31	$46,084	$44,742	$0	$0	$0	$0	$8,645	$8,393	$0	$0	$0	$0	$0	$0
Janus Henderson Global Technology and Innovation Portfolio	12/31	$53,038	$51,493	$23,072	$22,400	$0	$0	$7,269	$7,057	$0	$0	$0	$0	$0	$0
Janus Henderson Mid Cap Value Portfolio	12/31	$44,746	$43,443	$0	$0	$0	$0	$7,269	$7,057	$0	$0	$0	$0	$0	$0
Janus Henderson Overseas Portfolio	12/31	$40,675	$39,490	$1,885	$1,830	$0	$0	$8,645	$8,393	$0	$0	$0	$0	$0	$0
Janus Henderson Research Portfolio	12/31	$47,183	$45,809	$0	$0	$0	$0	$8,645	$8,393	$0	$0	$0	$0	$0	$0

I-1

AUDIT RELATED FEES
Fund	Fiscal Year End	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Fund Service Providers (Engagements Related Directly to the Operations and Financial Reporting of Portfolios) Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Fund Service Providers (All Other Engagements)		Total
		2025	2024	2025	2024	2025	2024	2025	2024
Janus Henderson Balanced Portfolio	12/31	$8,645	$8,393	$0	$0	$0	$0	$8,645	$8,393
Janus Henderson Enterprise Portfolio	12/31	$5,422	$5,264	$0	$0	$0	$0	$5,422	$5,264
Janus Henderson Flexible Bond Portfolio	12/31	$5,422	$5,264	$0	$0	$0	$0	$5,422	$5,264
Janus Henderson Forty Portfolio	12/31	$5,422	$5,264	$0	$0	$0	$0	$5,422	$5,264
Janus Henderson Global Research Portfolio	12/31	$8,645	$8,393	$0	$0	$0	$0	$8,645	$8,393
Janus Henderson Global Sustainable Equity Portfolio	12/31	$8,645	$8,393	$0	$0	$0	$0	$8,645	$8,393
Janus Henderson Global Technology and Innovation Portfolio	12/31	$7,269	$7,057	$0	$0	$0	$0	$7,269	$7,057
Janus Henderson Mid Cap Value Portfolio	12/31	$7,269	$7,057	$0	$0	$0	$0	$7,269	$7,057
Janus Henderson Overseas Portfolio	12/31	$8,645	$8,393	$0	$0	$0	$0	$8,645	$8,393
Janus Henderson Research Portfolio	12/31	$8,645	$8,393	$0	$0	$0	$0	$8,645	$8,393

I-2

APPENDIX J

Audit Committee Charter

JANUS ASPEN SERIES

JANUS INVESTMENT FUND

AUDIT COMMITTEE CHARTER

(Amended and Restated Effective April 15, 2021)

I.	PURPOSE

The Audit Committee (the “Committee”) is a committee of the Board of Trustees (“Trustees”) of each of Janus Aspen Series and Janus Investment Fund (individually, a “Trust,” and together, the “Trusts” and each series thereof, a “Fund”). Its primary function is to review the financial reporting process, the system of internal controls over financial reporting, and the audit process of the Trusts. In performing its duties, the Committee will seek to maintain effective working relationships with the Trustees, management, and the independent registered public accounting firm. The Committee serves to provide an open avenue of communication among the independent registered public accounting firm, the internal audit function as it relates financial reporting, management and the Trustees.

Management has the primary responsibility to establish and maintain systems for fund accounting, fund reporting, and internal controls, which functions may be delegated to an agent, provided management provides adequate oversight. The independent registered public accounting firm has the primary responsibility to plan and implement the audit, with proper consideration given to the Trusts’ accounting, reporting and internal controls over financial reporting practices.

The Committee may have additional functions and responsibilities as deemed appropriate by the Trustees and the Committee.

Although the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits nor to determine that the Trusts’ financial statements are complete or accurate or have been prepared in accordance with generally accepted accounting principles. Nor is it the duty of the Committee to assure compliance with laws and regulations.

II.	COMPOSITION

The Committee shall be comprised of three or more Independent Trustees, each of whom shall be designated by a majority vote of the Trustees and shall be free from any relationship that, in the opinion of the Trustees, would interfere with the exercise of his or her independent judgment as a member of the Committee. For purposes of this Charter, Independent Trustees are those Trustees of a Trust who (1) are not “interested persons” of any Trust, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), (2) do not accept any consulting, advisory or other compensatory fee from the Trust (except for services as a Trustee or member of a committee of the Trustees) and (3) who meet the standards for independence set forth in the Trusts’ Governance Procedures and Guidelines.

Each member of the Committee shall be financially literate, as such qualification is interpreted by the Trustees in their business judgment (or shall become financially literate within a reasonable time after his or her appointment to the Committee). The Committee will review the qualifications of its members and determine whether any one or more of its members qualify as “audit committee financial experts” as defined in Form N-CSR. The Committee will submit such determination to the Trustees for their final determination. Committee members may pursue continuing education related to their responsibilities including enhancing their familiarity with finance and accounting by participating in educational programs from time to time at the expense of the Trust.

To effectively perform his or her role, each Committee member will seek to obtain an understanding of the detailed responsibilities of Committee membership. Each Committee member will also seek to achieve an understanding of the Trusts’ separation of duties and responsibilities among the investment adviser, sub-adviser(s), if any, fund accounting function and principal accounting officer, and the risks associated with such responsibilities. The duties and responsibilities of a Committee member shall be in addition to his or her duties as a Trustee and include responsibility to prepare for, attend to the extent possible, and actively participate in Committee meetings.

The members and Chair of the Committee shall be elected by the Trustees and serve until their successors shall be duly elected and qualified. The members of the Committee shall be elected annually. Unless a Chair is elected by the Trustees, the Committee members may designate a Chair by majority vote.

III.	MEETINGS

The Committee shall meet four times annually, or more frequently as circumstances dictate. Special meetings (including telephone and videoconference meetings) may be called by the Chair or a majority of the members of the Committee upon reasonable notice to the other members of the Committee. The presence in person, by telephone, by video conference or by other electronic means of a majority of the number of Committee members shall constitute a quorum at any meeting provided each such member participating can hear and be heard by the other participating members. The Committee may ask management and representatives of the Trusts’ servicing agents to attend meetings and provide pertinent information as appropriate.

With a view to fostering open communication, the Committee shall meet regularly with senior management responsible for accounting and financial reporting, the Trusts’ independent registered public accounting firm, and personnel responsible for internal audit functions related to financial reporting, and if necessary shall meet in separate executive sessions with the foregoing personnel to discuss any matters that the Committee, or any of such other persons, believes should be discussed privately. The Committee may also request to meet with internal legal counsel of Janus Henderson Investors US LLC (the “Adviser”), with compliance personnel, and with representatives of entities that provide significant accounting or administrative services to a Trust to discuss matters relating to a Trust’s accounting and compliance as well as other Trust-related matters.

For informational purposes, attached as Appendix A is an example of a typical year Committee calendar covering routine matters and an indication of those parties that are expected to be responsible for addressing certain matters on a quarterly or annual basis.

IV.	RESPONSIBILITIES AND DUTIES

In discharging their duties, the Committee members are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Trust whom the Committee members reasonably believe to be reliable and competent in the matters presented; (2) legal counsel, independent registered public accountants, or other persons as to matters the Committee members reasonably believe are within the person’s professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

To fulfill its responsibilities and duties, the Committee shall:

A.	Independent Registered Public Accounting Firm

1.

Recommend to the Independent Trustees, the selection, retention or termination of the independent registered public accounting firm of each Trust, considering independence, performance and effectiveness, and approve the fees and other compensation to be paid to the independent registered public accounting firm. Such selection or retention shall be pursuant to a written engagement letter from the independent registered public accounting firm approved by the Committee, which shall provide, among other things, that:

(a)

the Committee shall be responsible for the recommendation of the selection, compensation, and retention of the independent registered public accounting firm and directly responsible for oversight (such oversight shall include resolving disagreements between management and the independent registered public accounting firm regarding financial reporting) of the independent registered public accounting firm; and

(b)	the independent registered public accounting firm shall report directly to the Committee.

2.	Pre-approve:

(a)

Any engagement of the independent registered public accounting firm, including the fees and other compensation to be paid to the independent registered public accounting firm, to provide any services for the Trusts [1]; and

(b)

Any engagement of the Trust’s independent registered public accounting firm, including the fees and other compensation to be paid to the independent registered public accounting firm, to provide any non-audit services to the Adviser, or to any entity controlling, controlled by or under common control with the Adviser (“control affiliate”) that provides ongoing services to such Trust if the engagement relates directly to the operations and financial reporting of the Trust. [2]

The Chair of the Committee (or, in his or her absence, any Committee member) may grant the pre-approval referenced in this section for non-prohibited, non-audit services. All such delegated pre-approvals shall be reported to the Committee no later than the next Committee meeting.

3.

On an annual basis, receive in writing and review the independent registered public accounting firm’s specific representations as to its independence. Such review should include, among other things, disclosures regarding the independent registered public accounting firm’s independence required to be included in the firm’s PCAOB 3524, 3525, and 3526 letters and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X. Based on

1 Pre-approval of non-audit services to a Trust is not required if:

(a)	the services were not recognized by management at the time of the engagement as non-audit services; and
(b)

the aggregate fees paid for all such non-audit services provided to the Trust are no more than 5% of the total fees paid by the Trust to the independent registered public accounting firm during the fiscal year in which the non-audit services are provided; and

(c)	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

2 Pre-approval of non-audit services for the Adviser (or any “control affiliate” of the Adviser providing ongoing services to a Trust) is not required if:

(a)	such non-audit services were not recognized by management at the time of the engagement as non-audit services;
(b)

the aggregate fees for all such non-audit services provided are no more than 5% of the total fees paid by the Trust, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the

Trust to its independent registered public accounting firm during the fiscal year of the Trust in which the non-audit services are provided; and
(c)	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

this review, the Committee will recommend that the Trustees take appropriate action, if any, in response to the independent registered public accounting firm’s report to satisfy itself of the independent registered public accounting firm’s independence.

4.	If available, the Committee may review the independent registered public accounting firm’s registration application to the PCAOB and its Annual Report submitted to the PCAOB.

5.

Review the highlights of the PCAOB’s inspection reports of the independent registered public accounting firm provided by such firm, and the highlights of the response of the such firm to such report, if available.

6.	Review, at least annually, a written report from the independent registered public accounting firm describing:

(a)

any material issues raised by the most recent internal quality-control review, or peer review, of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent registered public accounting firm, and any steps taken to deal with any such issues; and

(b)	the independent registered public accounting firm’s internal quality-control procedures.

B.	Internal Controls over Financial Reporting

1.	Review, annually, with management and the independent registered public accounting firm:

(a)	the organizational structure, reporting relationship and adequacy of resources and qualifications of the senior management personnel responsible for accounting and financial reporting; and

(b)

the separate evaluations prepared by each of management and the independent registered public accounting firm regarding the adequacy and effectiveness of the Trusts’ internal controls over financial reporting as defined in Rule 30a-3(d) of the 1940 Act, including those of the Trusts’ service providers providing fund accounting services.

2.	Review, with management, the independent registered public accounting firm (solely in regards to internal controls over financial reporting) and internal audit personnel:

(a)	the internal audit scope and plan related to the Trusts’ systems for accounting, financial reporting and related internal controls; and

(b)	any significant internal audit findings or recommendations related to the Trusts’ systems for accounting, financial reporting and related internal controls and management’s response.

3.

Receive reports from the Trusts’ Chief Compliance Officer with respect to complaints received by the Trusts regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by officers or employees of the Trusts, the Adviser or any other service provider to the Trusts, of concerns regarding questionable accounting or auditing matters, or other matters related to the Trusts, and address the retention and treatment of any such complaints reported.

4.	Address, as the Committee deems appropriate, reports from attorneys or auditors of possible material breaches of federal or state securities laws or fiduciary duty.

c.	Financial Reporting Processes

1.

Annually, meet with the independent registered public accounting firm and management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized. The auditor should communicate the auditor’s responsibilities under generally accepted auditing standards, which can be done through the engagement letter.

2.

Review with management and the independent registered public accounting firm the matters that the independent registered public accounting firm believes should be communicated to the Committee in accordance with auditing professional standards, including, but not limited to, the following matters:

(a)	the auditor’s audit of each Trust’s financial statements including footnotes and its report thereon and any significant audit findings;

(b)

the independent registered public accounting firm’s judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Trusts and, particularly, about the degree of neutrality and objectivity of its accounting principles;

(c)	the process used by management in formulating estimates and the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates;

(d)	all significant adjustments arising from the audit, whether or not recorded by a Trust;

(e)

when the independent registered public accounting firm is aware that management has consulted with other accountants about significant accounting and auditing matters, the independent registered public accounting firm’s views about the subject of the consultation;

(f)	any disagreements with management regarding accounting or reporting matters;

(g)	any serious difficulties encountered in dealing with management that relate to the performance of the audit, and management’s response thereto;

(h)	any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting;

(i)	the independent registered public accounting firm’s responsibility for other information in documents containing audited financial statements, and procedures performed, and the results;

(j)

the initial selection of and changes in significant accounting policies or their application, including methods used to account for significant unusual transactions and the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

(k)	perspective on fraud risk, including any knowledge of fraud and programs in place to prevent fraud; and

(1)	the independent registered accounting firm’s evaluation of the Trusts’ identification of, accounting for, and disclosure of its relationships and transactions with related parties.

3.	Review the management representation letter.

4.	For each Trust, receive from the independent registered public accounting firm annually a report on:

(a)	all critical accounting policies and practices to be used, as selected by management;

(b)

all alternative treatments of financial information within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm;

(c)

other material written communications between the independent registered public accounting firm and management, including, but not limited to, any management letter or schedule of unadjusted differences and the engagement letter; and

(d)	all non-audit services provided to any entity in the “investment company complex” as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Committee.

If such report is not received within 90 days prior to the filing of a Trust’s annual financial statements with the Securities and Exchange Commission, the Committee will receive an update, in the 90 day period prior to filing, detailing any changes to the previously reported information.

5.

Review, annually, with management and the independent registered public accounting firm, the Trusts’ “disclosure controls and procedures” established by management as defined in Rule 30a-3(c) under the 1940 Act, and confirm that such disclosure controls and procedures are established and maintained to assure compliance by the Trusts with all applicable laws, regulations and policies of the Trusts.

6.

Review periodically with management, and, to the extent applicable with the independent registered public accounting firm, a report by management covering any Form N-CSR filed, any Form N-PORT filed and any Form N-CEN filed, and any required certification of such filing by management, along with the results of management’s most recent evaluation of the Trusts’ “disclosure controls and procedures” and “internal control over financial reporting.”

7.	With regard to the audited annual financial statements, discuss with management and the independent registered public accounting firm any uncorrected misstatements.

8.

Inquire, as the Committee deems appropriate, of management, the independent registered public accounting firm and the Trusts’ accounting services agent as to significant tax accounting policies elected by the Trusts (including matters affecting qualification under Subchapter M of the Internal Revenue Code) and their effect on amounts distributed and reported to shareholders for federal tax purposes, and review any material accounting, tax, valuation, or recordkeeping issues that may affect the Trusts, its financial statements or the amount of its dividends or distributions (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

9.

Review, as the Committee deems appropriate, with counsel any legal and regulatory matters that may have a material impact on the Trusts’ financial statements, related compliance policies and programs, as well as reports received from regulators.

10.

Inquire, as the Committee deems appropriate, as to management’s and the independent registered public accounting firm’s views about how the Trusts’ choices of accounting (including valuation policies) and tax principles and disclosure practices may affect shareholder and public views and attitudes about each Trust.

11.	As appropriate, review potential conflict of interest situations in connection with the Trusts’ consideration of related party transactions.

12.

Review reports provided by the Trusts’ Chief Financial Officer, Treasurer and Principal Accounting Officer and the independent registered public accounting firm regarding the annual financial statements of Janus Henderson Cash Liquidity Fund LLC and Janus Henderson Cash Collateral Fund LLC.

13.

Review quarterly reports provided by the Trusts’ Chief Financial Officer, Treasurer and Principal Accounting Officer regarding the Trusts’ financial operations and the financial condition of the Funds, as requested by the Committee, including periodic information regarding a Fund’s expenses and audited financial statements, as requested.

14.

Oversee service providers providing fund accounting and portfolio accounting services to the Trusts, and receive reports from the Trusts’ Chief Financial Officer regarding periodic System and Organization Controls (SOC) reports provided to the Trust with respect to fund accounting and portfolio accounting Trust service providers and other Trust service providers.

D.	Process Improvements

Review with the independent registered public accounting firm and management significant changes or improvements in accounting and audit processes that have been implemented.

E.	Other Responsibilities and Duties

1.

Authorize and oversee investigations into any other matters brought to its attention within the Committee’s scope of responsibilities. The Committee shall be empowered to use Trust assets to retain special legal, accounting, or other experts, consultants or other professionals to assist in the conduct of any investigation or to advise the Committee. The Adviser will report any use of Trust assets for such purpose quarterly to the Trustees.

2.	Review this Charter at least annually and recommend changes, if any, to the Trustees.

3.	Perform any other activities consistent with this Charter, each Trust’s Declaration of Trust or Trust Instrument, by-laws, and governing law as the Committee or Trustees deem necessary or appropriate.

4.	Report its significant activities to the Trustees and make such recommendations with respect to the foregoing matters as the Committee may consider necessary or appropriate.

5.	Maintain minutes of its meetings.

6.	Meet, at least annually, in executive session, to evaluate the Committee’s performance.

V.	FUNDING

The Committee shall receive appropriate funding using Trust assets, or assets of an individual Fund or Funds, as determined by the Committee, for payment of (i) compensation to the independent registered public accounting firm for approved audit or non-audit services for a Trust; (ii) compensation to any legal, accounting or other experts or consultants retained by the Committee pursuant to Section IV.E.1 above and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Revised:	June 17, 2021

June 16, 2022

June 15, 2023

APPENDIX K

Nominating and Governance Committee Charter

JANUS ASPEN SERIES

JANUS INVESTMENT FUND

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

(Amended and Restated Effective January 1, 2021)

I.	PURPOSE

The Nominating and Governance Committee (the “Committee”) is a committee of the Board of Trustees (“Board” or “Trustees”) of each of Janus Aspen Series and Janus Investment Fund (each a “Trust” and, together, the “Trusts” and each series thereof, a “Fund”). Its primary functions are to:

•	identify and recommend individuals for Trustee membership;
•	consult with management and the Chair of the Boards of Trustees in planning Trustee meetings; and
•	oversee the administration of, and ensure compliance with, the Governance Procedures and Guidelines (the “Procedures and Guidelines”) adopted by the Trusts as in effect from time to time.

II.	COMPOSITION

The Committee shall be comprised of three or more Independent Trustees, who shall be designated by a majority vote of the Trustees. Independent Trustees are those Trustees of the Trusts who are not “interested persons” of the Trusts, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and who meet the standards for independence set forth in the Procedures and Guidelines.

The members and Chair of the Committee shall be elected by the Trustees and serve until their respective successors shall be duly elected and qualified. The members of the Committee shall be elected annually.

III.	MEETINGS

The Committee shall meet four times annually, or more frequently as circumstances dictate. Special meetings (including telephone and videoconference meetings) may be called by the Chair or a majority of the members of the Committee upon reasonable notice to the other members of the Committee. The presence in person, by telephone, by videoconference or by other electronic means of a majority of members of the Committee shall constitute a quorum at any meeting, provided each such member participating can hear and be heard by the other participating members. If a quorum is not present, the member(s) of the Committee who is/are present may select any other Independent Trustee(s) to serve on the Committee for such meeting to constitute a quorum. The Committee may ask management and representatives of the Trusts’ servicing agents to attend meetings and provide pertinent information, as appropriate.

IV.	RESPONSIBILITIES AND DUTIES

In performing its duties, the Committee will seek to maintain effective working relationships with the Trustees and management. To effectively perform his or her role, each Committee member will seek to obtain an understanding of the detailed responsibilities of Committee membership. Each Committee member will also seek to achieve an understanding of the Trusts’ separation of duties and responsibilities among the investment adviser, sub-adviser(s), if any, custodian, transfer agent, fund accounting function and principal accounting officer, and the risks associated with such responsibilities. The duties and responsibilities of a Committee member shall be in addition to his or her duties as a Trustee and include responsibility to prepare for, attend to the extent possible, and actively participate in Committee meetings. Members may pursue continuing education related to their responsibilities.

A.	trustee Nominations, Elections, and Training

The Committee shall:

1.

Identify and nominate candidates for appointment as Trustees of the Trusts. The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the Boards and to carry out the responsibilities of the Trustees. The Trustees, collectively, should represent a broad cross section of backgrounds, functional disciplines, and experience. In addition, in considering a potential candidate’s qualifications to serve as a Trustee of a Trust, the Committee may take into account a wide variety of criteria, including, but not limited to:

(a)	The candidate’s knowledge in matters related to the investment company industry, any professional licenses, designations, or certifications currently or previously held;

(b)	The candidate’s relevant experience, including as a director or senior officer of public or private companies, or service as a director/trustee of a registered investment company;

(c)	The candidate’s educational background;

(d)	The candidate’s reputation for high ethical standards and personal and professional integrity;

(e)	Any specific financial, technical, or other expertise possessed by the candidate, and the extent to which such expertise would complement the Trustees’ existing mix of skills and qualifications;

(f)

The candidate’s willingness to serve, and willingness and ability to commit the time necessary for the performance of the duties of a Trustee, including high attendance at regular and special meetings and participation in committee activities as needed;

(g)	The candidate must appropriately understand the Independent Trustees’ role as a “watch dog” for Fund shareholders;

(h)

If The nomination is for an “independent” trustee, the candidate must not be considered an “interested” person of the Funds, Janus Henderson Investors US LLC (the “Adviser”), or any sub-adviser to a Fund or Janus Distributors LLC dba Janus Henderson Distributors, as defined under the 1940 Act, and must meet the standards for independence set forth in the Procedures and Guidelines;

(i)	The candidate must otherwise be qualified under applicable laws and regulations to serve as a trustee of the applicable Trust; and

(j)	Such other criteria as the Committee determines to be relevant in light of the existing composition of the Board, number of Board members and any anticipated vacancies or other factors.

Although the Adviser, current Trustees, current shareholders of a Fund or other source deemed appropriate by the Committee may submit to the Committee suggested candidates for Trustees, neither the Committee nor the Independent Trustees as a group shall consider those candidates on a preferential basis as opposed to other possible candidates. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to a Trust’s Secretary in accordance with the Procedures for Consideration of Trustee Candidates Submitted by Shareholders (“Shareholder Nomination Procedures”) attached as Appendix 1. The Trust’s Secretary will forward all such recommendations to the Chair of the Committee (or his or her designee) promptly upon receipt, and, for shareholder recommendations, in accordance with the Shareholder Nomination Procedures.

The Committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates, and third-party references. The Committee shall be empowered to use Trust assets to retain consultants and other professionals to assist in the process of evaluating candidates. There is no difference in the manner by which the Committee will evaluate nominees when the nominee is submitted by a shareholder.

The Committee reserves the right to make the final selection regarding the nomination of any Trustee of a Trust and to recommend such nomination to the Independent Trustees of the applicable Trust.

2.

Review periodically the composition and size of the Board of Trustees to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those of the current Trustees.

3.	Oversee arrangements for continuing education for the Independent Trustees and orientation of new Independent Trustees.

B.	Committee Nominations and Functions

The Committee shall:

1.	Identify and recommend individuals for membership on all committees, recommend individuals to chair committees, and review committee assignments at least annually.

2.

Review as necessary the responsibilities of each committee, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized.

C.	Governance Oversight

The Committee shall:

1.	Oversee the governance processes and activities of the Trustees to assure conformity to the Procedures and Guidelines.

2.

Recommend an Independent Trustee of the Trust for appointment by the Trustees as Chair of the Trustees, as described in each Trust’s Declaration of Trust or Trust Instrument, or by-laws. The Chair of the Trustees may perform the following functions:

(a)

Act as the primary contact between the Adviser and the Trustees, undertaking to meet or confer periodically with members of the Adviser’s executive team regarding matters related to the operations of the Trusts and the performance of the Funds;

(b)	Coordinate the Trustees’ use of outside resources, including consultants or other professionals;

(c)	Coordinate an annual schedule of portfolio reports to the Trustees;

(d)	Conduct the Trustee meetings;

(e)	Confer with Adviser personnel and counsel for the Independent Trustees in planning agendas for regular board and committee meetings; and

(f)	Perform such other duties as the Independent Trustees may determine from time to time.

3.	Lead the Trustees’ annual self-evaluation process and evaluation of the performance of the Independent Trustees in accordance with the Procedures and Guidelines.

4.	Review annually the Procedures and Guidelines, and recommend changes, if any, to the Trustees.

D.	Trustee Meeting Planning

The Committee shall consult with management in planning Trustee meetings and may from time to time recommend agenda items, or request presentations from particular service providers, consultants, or portfolio managers, either to the Committee or the Trustees.

E.	Other Responsibilities and Duties

The Committee shall:

1.

Review annually the compensation of the Independent Trustees and determine whether to recommend to the Trustees any change in the schedule of compensation. The Committee may also recommend that the Trustees authorize the payment of supplemental compensation to any one or more Independent Trustees in view of special responsibilities assumed, services rendered, or any other appropriate factors.

2.

Authorize and oversee investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to use Trust assets to retain independent counsel, consultants, and other professionals to assist in the conduct of any investigation or to advise the Committee. The Adviser will report any use of Trust assets for such purpose quarterly to the Trustees.

3.

Oversee administration of the Trusts’ insurance program, including the coverage afforded by any directors and officers liability insurance and the Trusts’ compliance with Rules 17d-1 and 17g-1 under the 1940 Act.

4.	Arrange as necessary periodic visits to the offices of the Funds’ service providers, including any Fund subadvisers.

5.

Evaluate the status of counsel to the Independent Trustees as “Independent Legal Counsel” and, if appropriate, confirm that determination to the full Board. The Committee, as it deems necessary and appropriate, shall also monitor the performance of Fund counsel and counsel to the Independent Trustees and determine whether to recommend to the Trustees any change in counsel.

6.	Review this Charter at least annually and recommend changes, if any, to the Trustees.

7.	Perform any other activities consistent with this Charter, each Trust’s Declaration of Trust or Trust Instrument, by-laws, and governing law as the Committee or Trustees deem necessary or appropriate.

8.	Report its significant activities to the Trustees and make such recommendations with respect to the foregoing matters as the Committee may consider necessary or appropriate.

9.	Maintain minutes of its meetings.

Revised:  June 16, 2022

June 15, 2023

June 13, 2024

K--6

APPENDIX 1

JANUS INVESTMENT FUND

JANUS ASPEN SERIES

(each a “Trust” and together, the “Trusts,” and each

series of a Trust, a “Fund”)

PROCEDURES FOR CONSIDERATION OF TRUSTEE CANDIDATES SUBMITTED BY SHAREHOLDERS

(Adopted March 16, 2004; Last Revised June 20, 2019)

The Trusts’ Nominating and Governance Committee (“Committee”) is responsible for identifying and nominating candidates for appointment as Trustees of the Trusts. Shareholders of a Fund may submit names of potential candidates for nomination as Trustee of a Trust in accordance with these Procedures.

A candidate for nomination as Trustee of a Trust submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:

1. A shareholder of a Fund who wishes to nominate a candidate for election to a Trust’s Board of Trustees (“Nominating Shareholder”) must submit any such recommendation in writing via regular mail to the attention of the Secretary of the Trust, at the address of the principal executive offices of the Trust (“Shareholder Recommendation”).

2. The Shareholder Recommendation must include: (i) the class or series and number of all shares of the Fund owned beneficially or of record by the Nominating Shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, any professional licenses, designations or certifications currently or previously held, any non-profit activities relevant to board services, experience as a director or senior officer of public or private companies, and directorships on other boards or other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as such term is defined in the Investment Company Act of 1940, as amended) of the Fund, Janus Henderson Investors US LLC, any sub-adviser to a Fund, or Janus Henderson Distributors US LLC and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Committee to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Trust, if elected; (v) a description of all arrangements or

A-1

understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made, and if none, so specify; (vi) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, at the time the recommendation is submitted as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate.

3. The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 2 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve as a Trustee of a Trust. If the Nominating Shareholder fails to provide such other information in writing within fourteen days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Committee is not required to consider such candidate.

Unless otherwise specified by the Committee chair (or his or her designee) or by outside counsel to the independent Trustees, the Secretary of the Trust (or his or her designee) will promptly forward all Shareholder Recommendations to the Committee chair (or his or her designee) and the outside counsel to the independent Trustees of the Trust, indicating whether the Shareholder Recommendation has been properly submitted pursuant to these Procedures.

Shareholder Recommendations will be evaluated, among other things, in light of whether the number of Trustees is expected to change and whether the Trustees expect any vacancies. When the Committee is not actively recruiting new Trustees, Shareholder Recommendations will be kept on file until active recruitment is under way.

Revised:

July 6, 2009

June 24, 2010

June 23, 2011

June 20, 2017

June 20, 2019

June 16, 2022

A-2

APPENDIX L

Principal Holders

The officers and Trustees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified retirement plan. To the best knowledge of the Trust, such officers and Trustees individually, and collectively as a group, do not directly or beneficially own any outstanding Shares of the Portfolios. To the best knowledge of the Trust, unless otherwise noted, as of January 30, 2026, all of the outstanding Shares of the Portfolios were owned by certain insurance company separate accounts or qualified plans. The percentage ownership of each separate account or qualified plan owning 5% or more of the outstanding Shares of any Portfolio is listed below.

To the best knowledge of the Trust, no qualified plan owned 10% or more of the shares of the Trust as a whole.

From time to time, a Portfolio may have a concentration of several shareholders holding a significant percentage of Shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, are typically voted by each insurance company in proportion to instructions received from contract owners. Since the listed insurance company separate accounts’ voting rights typically are passed through to contract owners, the insurance companies themselves may not exercise voting control over the shares held in those accounts.

Portfolio Name and Class	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned
Janus Henderson Balanced Portfolio – Institutional Shares	Jefferson National Life Insurance Columbus, OH	1,165,352.749	12.57%
	Zurich American Life Insurance Co. Variable Annuity Separate Account Mercer Island, WA	1,127,189.121	12.16%
	GE Life & Annuity Company (GELAAC) Richmond, VA	988,556.77	10.67%
	Allstate Life Insurance Palatine, IL	848,007.569	9.15%
	IDS Life Insurance Company FBO VUL III Minneapolis, MN	797,020.731	8.60%
	Minnesota Life Insurance Company Saint Paul, MN	714,101.852	7.70%
	Annuity Investors Life Insurance Co. Cincinnati, OH	582,870.863	6.29%

Portfolio Name and Class	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned
Janus Henderson Enterprise Portfolio – Institutional Shares	Jefferson National Life Insurance Columbus, OH	1,241,951.194	15.48%
	NYLife Distributors Jersey City, NJ	920,626.189	11.47%
	Allstate Life Insurance Palatine, IL	731,949.067	9.12%
	Zurich American Life Insurance Co. Variable Annuity Separate Account Mercer Island, WA	624,079.226	7.78%
	Fidelity Investments Institutional Operations Co. Inc. As Agent for Certain Employee Ben Plans Covington, KY	587,186.613	7.32%
	GE Life & Annuity Company (GELAAC) Richmond, VA	539,678.54	6.73%
	Transamerica Life Insurance Company TPLIC – Acct B Cedar Rapids, IA	426,857.211	5.32%
Janus Henderson Flexible Bond Portfolio – Institutional Shares	AUL Group Retirement Account II Indianapolis, IN	1,765,027.831	14.92%
	AUL Individual Variable Annuity Unit Trust 1 Indianapolis, IN	1,254,742.21	10.60%
	Great-West Life & Annuity Client Plans 2T2 Englewood, CO	1,006,606.135	8.51%
	Great-West Life & Annuity FBO Schwab Annuities Advisor Choice Greenwood Village, CO	781,197.939	6.60%
	GE Life & Annuity Company (GELAAC) Richmond, VA	698,535.824	5.90%
	Protective Life Insurance Company Executive Benefit Birmingham, AL	651,574.036	5.51%
	Principal National Life Insurance Co. Cust FBO Private Placement VUL Des Moines, IA	649,636.162	5.49%
Janus Henderson Forty Portfolio – Institutional Shares	Farmers New World Life Ins. Co. Mercer Island, WA	916,232.856	10.37%
	Farmers New World Life Ins. Co. Mercer Island, WA	913,693.887	10.34%
	GE Life & Annuity Company (GELAAC) Richmond, VA	779,868.457	8.82%
	Mass Mutual Life Insurance Co. Springfield, MA	638,825.465	7.23%

Portfolio Name and Class	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned
	Transamerica Life Insurance Company TPLIC – Acct B Cedar Rapids, IA	563,998.961	6.38%
	Connecticut Mutual Life Ins. Co. Springfield, MA	477,176.492	5.40%
	Jefferson National Life Insurance Columbus, OH	458,110.785	5.18%
Janus Henderson Global Research Portfolio – Institutional Shares	NYLife Distributors Jersey City, NJ	3,192,645.176	35.90%
	Allstate Life Insurance Palatine, IL	569,615.121	6.41%
	Zurich American Life Insurance Co. Variable Annuity Separate Account Mercer Island, WA	528,372.178	5.94%
	GE Life & Annuity Company (GELAAC) Richmond, VA	526,568.801	5.92%
	Jefferson National Life Insurance Columbus, OH	486,247.362	5.47%
Janus Henderson Global Sustainable Equity Portfolio – Institutional Shares	Janus Henderson US (Holdings) Inc. Denver, CO	266,474.335	44.52%*
	Nationwide Life Ins. Co. NWVAII Columbus, OH	188,396.754	31.47%
	Jefferson National Life Insurance Columbus, OH	70,284.334	11.74%
	Nationwide Life & Annuity Ins. Co. NWVL-G Columbus, OH	30,846.168	5.15%
Janus Henderson Global Technology and Innovation Portfolio – Institutional Shares	Lincoln Life & Annuity of NY Account R LSVUL Fort Wayne, IN	1,810,682.024	41.61%
	Transamerica Life Insurance Company TPLIC – Acct B Cedar Rapids, IA	688,165.926	15.82%
	Lincoln Life Flexible Premium Variable Life Account S Fort Wayne, IN	682,257.554	15.68%
	Great West Life & Annuity Client Plans 2T2 Englewood, CO	390,691.779	8.98%
Janus Henderson Mid Cap Value Portfolio – Institutional Shares	Jefferson National Life Insurance Columbus, OH	1,397,096.069	42.24%
	JP Morgan Chase Bank NA FBO M Intell Variable Universal Life Teachers Ins. & Annuity Assoc. Separate Account VA-5 Charlotte, NC	513,590.403	15.53%

*	This beneficial ownership represents seed capital that the Adviser or an affiliate provided for the Portfolio.

Portfolio Name and Class	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned
	Minnesota Life Insurance Company Saint Paul, MN	443,946.957	13.42%
	Transamerica Life Insurance Company TPLIC – Acct B Cedar Rapids, IA	301,899.692	9.13%
Janus Henderson Overseas Portfolio – Institutional Shares	Pruco Life Insurance Company Newark, NJ	702,157.018	21.77%
	Jefferson National Life Insurance Columbus, OH	566,626.417	17.56%
	American General Life Insurance Co. Houston, TX	478,897.902	14.84%
	GE Life & Annuity Company (GELAAC) Richmond, VA	361,319.772	11.20%
	Transamerica Life Insurance Company TPLIC – Acct B Cedar Rapids, IA	189,104.596	5.86%
	Minnesota Life Insurance Company St. Paul, MN	171,200.223	5.31%
Janus Henderson Research Portfolio – Institutional Shares	Pruco Life Insurance Company Newark, NJ	1,926,717.817	22.15%
	Allstate Life Insurance Palatine, IL	959,199.671	11.03%
	GE Life & Annuity Company (GELAAC) Richmond, VA	798,884.605	9.19%
	Jefferson National Life Insurance Columbus, OH	771,374.876	8.87%
	Pruco Life Insurance Company Newark, NJ	765,181.074	8.80%
	Zurich American Life Insurance Co. Variable Annuity Separate Account Mercer Island, WA	625,641.564	7.19%
	Transamerica Life Insurance Company TPLIC – Acct B Cedar Rapids, IA	588,379.784	6.76%
Janus Henderson Balanced Portfolio – Service Shares	Pacific Life Insurance Company Separate Account A Newport Beach, CA	102,799,256.95	69.32%
	Pacific Life & Annuity Company Separate Account A Newport Beach, CA	9,421,939.505	6.35%

Portfolio Name and Class	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned
Janus Henderson Enterprise Portfolio – Service Shares	NYLIAC Jersey City, NJ	5,141,347.414	33.21%
	Nationwide Life Ins. Co. NWPP Columbus, OH	1,699,090.361	10.97%
	Lincoln Life Account R NG Fort Wayne, IN	949,253.903	6.13%
Janus Henderson Flexible Bond Portfolio –Service Shares	Nationwide Life Ins. Co. NWVAII Columbus, OH	13,533,406.498	29.50%
	IDS Life Insurance Corp. FBO VUL III Minneapolis, MN	6,594,226.641	14.37%
	Pacific Life Insurance Company Separate Account A Newport Beach, CA	3,037,362.709	6.62%
Janus Henderson Forty Portfolio – Service Shares	Minnesota Life St. Paul, MN	3,126,627.905	36.49%
	DBA Thrivent Financial for Lutherans Thrivent Variable Annuity Account I Minneapolis, MN	2,690,314.069	31.40%
Janus Henderson Global Research Portfolio – Service Shares	NYLIAC Jersey City, NJ	2,716,598.464	63.69%
	AuguStar Life Insurance Co. FBO Its Separate Accounts Cincinnati, OH	418,799.709	9.82%
	Transamerica Life Insurance Company Separate Account VA B Cedar Rapids, IA	265,610.74	6.23%
	Nationwide Life Ins. Co. NWVAII Columbus, OH	228,152.394	5.35%
Janus Henderson Global Sustainable Equity Portfolio – Service Shares	Janus Henderson US (Holdings) Inc. Denver, CO	266,187.703	61.53%*
	MetLife Insurance Company USA Separate Account A Charlotte, NC	83,427.439	19.28%
	Brighthouse Life Insurance Company of NY Charlotte, NC	30,296.107	7.00%
Janus Henderson Global Technology and Innovation Portfolio – Service Shares	Nationwide Life Ins. Co. NWVAII Columbus, OH	22,457,212.92	41.43%
	IDS Life Insurance Corp. FBO VUL III Minneapolis, MN	5,278,919.174	9.74%

*	This beneficial ownership represents seed capital that the Adviser or an affiliate provided for the Portfolio.

Portfolio Name and Class	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned
	Nationwide Life & Annuity Ins. Co. NWVL-G Columbus, OH	4,283,241.13	7.90%
	Nationwide Life Ins. Co. NWVA9 Columbus, OH	2,750,090.195	5.07%
Janus Henderson Mid Cap Value Portfolio – Service Shares	Minnesota Life St. Paul, MN	1,328,576.816	41.18%
	Allstate Life Insurance Palatine, IL	349,728.132	10.84%
	Midland National Life Insurance Co. Separate Account C West Des Moines, IA	287,898.359	8.92%
	Zurich American Life Insurance Co. Mercer Island, WA	174,042.997	5.39%
	Transamerica Life Insurance Company Separate Account VA B Cedar Rapids, IA	161,921.419	5.02%
Janus Henderson Overseas Portfolio – Service Shares	AuguStar Life Insurance Co. FBO Its Separate Accounts Cincinnati, OH	1,907,568.621	17.17%
	Minnesota Life St. Paul, MN	1,895,049.186	17.06%
	IDS Life Insurance Corp. FBO VUL III Minneapolis, MN	1,446,528.703	13.02%
	Pruco Life Insurance Company Newark, NJ	895,990.439	8.07%
	Nationwide Life Ins. Co. NWVAII Columbus, OH	763,296.412	6.87%
	Pacific Life Pacific Select Exec Separate Account Newport Beach, CA	692,356.278	6.23%
Janus Henderson Research Portfolio – Service Shares	IDS Life Insurance Corp. FBO VUL III Minneapolis, MN	1,655,838.058	50.69%
	AuguStar Life Insurance Co. FBO Its Separate Accounts Cincinnati, OH	553,490.545	16.94%
	Pruco Life Insurance Company Newark, NJ	234,382.181	7.17%
	Security Benefit Life Insurance Co. FBO Unbundled Topeka, KS	208,976.334	6.40%

Appendix M

Form of New Advisory Agreement

[FORM OF]

JANUS ASPEN SERIES

INVESTMENT ADVISORY AGREEMENT

[PORTFOLIO NAME]

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this [ ] day of [Month], [Year], between JANUS ASPEN SERIES, a Delaware statutory trust (the “Trust”), and JANUS HENDERSON INVESTORS US LLC, a Delaware limited liability company (the “Adviser”).

W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the [Portfolio Name] (the “Fund”); and

WHEREAS, the Trust and the Adviser deem it mutually advantageous that the Adviser should be appointed as the investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1. Appointment. The Trust hereby appoints the Adviser as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Investment Advisory Services. The Adviser shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. the Adviser shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. The Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Amended and Restated Trust Instrument (“Trust Instrument”), Bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, the Adviser shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, the Adviser is authorized to engage one or more subadvisers in connection with the Adviser’s duties and responsibilities under this Agreement, which subadvisers may be, but are not required to be, affiliates of the Adviser.

3. Other Services. The Adviser is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by other service providers, including affiliates of, independent third party service providers, or duly appointed subadvisers whether affiliated or not) the management and administrative services necessary for the operation of the Fund. The Adviser is specifically authorized, on behalf of the Trust and the Fund, to conduct relations with custodians, depositories, transfer and pricing agents, administrators, fund accounting agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks, agents, and such other persons in any such other capacity deemed by the Adviser and/or Trustees to be necessary or desirable. To the extent the Trust has not otherwise contracted on behalf of the Fund, the Adviser shall generally monitor and report to Fund officers the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. The Adviser shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. The Adviser is also authorized, subject to review by the Trustees, to furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement, to the extent such services are not otherwise contracted by the Trust, on behalf of the Fund.

4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

a)	to keep the Adviser continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

b)

to furnish the Adviser with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

c)	to furnish the Adviser with any further materials or information which the Adviser may reasonably request to enable it to perform its function under this Agreement; and

d)	to compensate the Adviser for its services and reimburse the Adviser for its expenses incurred hereunder in accordance with the provisions hereof.

5. [Compensation. The Trust shall pay to the Adviser for its services pursuant to this Agreement a monthly base fee of 1/12 of [__%] of the average daily closing net asset value of the Fund (“Base Fee”) adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the Base Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.]

6. Expenses Borne by the Adviser. In addition to the expenses which the Adviser may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, the Adviser shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

a)

Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of the Adviser, and except as otherwise provided in Section 7; and

b)	Rental of offices of the Trust.

7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by the Adviser pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of the Adviser; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation of the Fund’s custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to the Adviser or its affiliates for effecting exchange listed, over the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof;

expenses of local representation in Delaware; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that the Adviser shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to the Adviser compensation for, or reimburse the Adviser for its expenses incurred in connection with, such services as the Adviser and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days’ advance written notice of termination be given to the Adviser at its principal place of business. This Agreement may be terminated by the Adviser at any time, without penalty, by giving sixty (60) days’ advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name “Janus” in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if the Adviser does not continue to provide investment advice to the Fund after such termination.

9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

10. Term. This Agreement shall continue in effect until [February 1, [___]], unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to [February 1] of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust’s expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, the “Adviser” shall include any affiliate of the Adviser performing services for the Trust contemplated hereunder and directors, officers and employees of the Adviser and such affiliates.

15. Activities of the Adviser. The services of the Adviser to the Trust hereunder are not to be deemed to be exclusive, and the Adviser and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in the Adviser as directors, officers and shareholders of the Adviser, that directors, officers, employees and shareholders of the Adviser are or may become similarly interested in the Trust, and that the Adviser may become interested in the Trust as a shareholder or otherwise.

16. Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

This Agreement shall supersede all prior investment advisory agreements entered into between the Adviser and the Trust, on behalf of the Fund.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the amended date and year first above written.

JANUS HENDERSON INVESTORS US LLC

By:
Name:
Title:

JANUS ASPEN SERIES

By:
Name:
Title:

[Global Research Portfolio, Mid Cap Value Portfolio, Overseas Portfolio, and Forty Portfolio only]

Schedule A

Performance Adjustment

The Base Fee shall be adjusted monthly based upon the investment performance of the Service Shares (“Class”) in relation to the cumulative investment record of the Fund’s benchmark, the [Fund’s Benchmark] (the “Index”), over the “Performance Period” (such adjustment being referred to herein as the “Performance Adjustment”). The “Performance Period” is defined as the 36 month period preceding the end of the month for which the fee is being calculated.

The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Class. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Class and the investment record of the Index, the Fund pays the Adviser the Base Fee with no adjustment. If the difference between the investment performance of the Class and the investment record of the Index is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of 1/12 of [__%] for every full 0.50% increment by which the Class outperforms or underperforms the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund’s average daily net assets during the Performance Period.

For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the Performance Adjustment). The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued daily, beginning no later than the second business day of the month, and thereafter, the amount is distributed evenly throughout the month. The investment advisory fee is paid monthly in arrears.

The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust’s Trust Instrument, Bylaws and registration statement, each as may be amended from time to time.

The investment performance of the Class will be the sum of:

(1) the change in the Class’ net asset value (“NAV”) per share during the Performance Period; plus

(2) the value of the Class’ cash distributions per share accumulated to the end of the Performance Period; plus

(3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of the Class’ NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Class at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

The investment record of the Index will be the sum of:

(1) the change in the level of the Index during the Performance Period; plus

(2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

[Research Portfolio only]

Schedule A

Performance Adjustment

Beginning with the Base Fee payable for May 2017 and on a monthly basis for 36 months thereafter, the Base Fee shall be adjusted monthly based upon the investment performance of the Fund’s Service Class Shares “the Shares”), in relation to the combined investment record of the Core Growth Index (the “CGI”), and the Russell 1000® Growth Index (the “RGI”) as described in the next paragraph, (together the “Blended Index Record”). This monthly adjustment, referred to as the “Initial Performance Adjustment,” shall be determined over the “Performance Period” which is defined as the 36 month period preceding the end of the month for which the fee is being calculated. The number of months remaining in the Performance Period applicable to the Initial Performance Adjustment is recalculated monthly by subtracting from 36 the number of months following the beginning of the Initial Performance Adjustment calculations.

The CGI (the “Prior Index”) is the benchmark through April 30, 2017; and the RGI (the “Successor Index”) is the benchmark commencing May 1, 2017. Therefore, in calculating the Performance Adjustment for any Performance Period that commences prior to May 1, 2017, the Prior Index shall be used for that portion of the period preceding that date, and, for any Performance Period that ends after April 30, 2017, the Successor Index shall be used for that portion of the period subsequent to that date.

Subsequent to the Initial Performance Adjustment and beginning with adjustments to the Base Fee, if any, payable for May 2017 and on a monthly basis thereafter, the Base Fee shall be adjusted monthly based upon the investment performance of the Fund’s Shares in relation to the cumulative investment record of the RGI. This monthly adjustment, referred to as the “Performance Adjustment,” is also determined over its applicable Performance Period. The Initial Performance Adjustment shall be calculated by subtracting the Blended Index Record from the investment performance of the Shares. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Shares and the Blended Index Record, the Fund pays the Adviser the Base Fee with no Performance Adjustment. If the difference between the investment performance of the Shares and the Blended Index Record is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of 1/12 of 0.015 % for every full 0.50% increment by which the Shares outperform or underperform the Blended Index Record. The maximum percentage used in calculating the Initial Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Initial Performance Adjustment is applied against the Fund’s average daily net assets during the Performance Period.

Subsequent to the Initial Performance Adjustment period, the Performance Adjustment shall be calculated by subtracting the cumulative investment performance of the RGI from the investment performance of the Shares. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Shares and the RGI, the Fund pays the Adviser the Base Fee with no adjustment. If the difference between the investment performance of the Shares and the RGI is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of 1/12 of 0.015 % for every full 0.50% increment by which the Shares outperform or underperform the RGI. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund’s average daily net assets during the Performance Period.

For purposes of computing the Base Fee and the either the Initial Performance Adjustment or the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for either the Initial Performance Adjustment or the Performance Adjustment). The Base Fee is calculated and accrued daily. Both the Initial Performance Adjustment is and Performance Adjustment, as applicable, will be calculated monthly in arrears and is accrued daily, beginning no later than the second business day of the month, and thereafter, the amount is distributed evenly throughout the month. The investment advisory fee is paid monthly in arrears.

The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust’s Trust Instrument, Bylaws and registration statement, each as may be amended from time to time.

The investment performance of the Shares will be the sum of:

(1) the change in the Shares’ net asset value (“NAV”) per share during the Performance Period; plus

(2) the value of the Shares’ cash distributions per share accumulated to the end of the Performance Period; plus

(3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of the Shares’ NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share O-5 paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Shares at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

For purposes of the Initial Performance Adjustment, the investment record of the Blended Index Record will be the sum of:

(1) the change in the level of the Blended Index Record during the Performance Period during the Performance Period; plus

(2) the value, computed consistently with, as applicable, the CGI and/or the RGI, of cash distributions made by companies whose securities comprise either the CGI or the RGI, as applicable, accumulated to the end of the Performance Period; expressed as a percentage of either the CGI or the RGI, as applicable, at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the CGI and/or the RGI, as applicable, shall be treated as reinvested in the applicable index at least as frequently as the end of each calendar quarter following the payment of the dividend.

Subsequent to the Initial Performance Adjustment period and for purposes of the Performance Adjustment, the investment record of the RGI will be the sum of:

(1) the change in the level of the RGI during the Performance Period; plus

(2) the value, computed consistently with the RGI, of cash distributions made by companies whose securities comprise the RGI accumulated to the end of the Performance Period; expressed as a percentage of the RGI level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the RGI shall be treated as reinvested in the RGI at least as frequently as the end of each calendar quarter following the payment of the dividend.

The Trustees have initially designated the Shares to be used for purposes of determining the Performance Adjustment. From time to time, the Trustees may, by vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such parties, determine that a class of shares of the Fund other than the Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares (“Successor Class”) is substituted in calculating the Performance Adjustment, the use of that Successor Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as such Successor Class was outstanding at the beginning of such period. If the Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the class of shares previously designated.

Additionally, the Trustees may, by vote of a majority of the Trustees, including a majority of the Independent Trustees, implement changes to the performance fee structure where such changes do not result in a net increased compensation paid under this Agreement, subject to applicable law, and orders, exemptions and interpretations as may be issued by the SEC.

[FORM OF]

JANUS ASPEN SERIES

INVESTMENT ADVISORY AGREEMENT

[PORTFOLIO NAME]

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is dated this [ ] day of [Month], [Year], between JANUS ASPEN SERIES, a Delaware statutory trust (the “Trust”), and JANUS HENDERSON INVESTORS US LLC, a Delaware limited liability company (the “Adviser”).

W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the [Portfolio Name] (the “Fund”); and

WHEREAS, the Trust and the Adviser deem it mutually advantageous that the Adviser should be appointed as investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1. Appointment. The Trust hereby appoints the Adviser as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Investment Advisory Services. The Adviser shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. The Adviser shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. The Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Amended and Restated Trust Instrument (“Trust Instrument”), Bylaws, as amended, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, the Adviser shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, the Adviser is authorized to engage one or more subadvisers in connection with the Adviser’s duties and responsibilities under this Agreement, which subadvisers may be, but are not required to be, affiliates of the Adviser.

3. Other Services. The Adviser is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by other service providers, including affiliates of, independent third party service providers, or duly appointed subadvisers whether affiliated or not) the management and administration services necessary for the operation of the Fund. The Adviser is specifically authorized, on behalf of the Trust and the Fund, to conduct relations with custodians, depositories, transfer and pricing agents, administrators, fund accounting agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks, agents, and such other persons in any such other capacity deemed by the Adviser and/or Trustees to be necessary or desirable. To the extent the Trust has not otherwise contracted on behalf of the Fund, the Adviser shall generally monitor and report to Fund officers the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. The Adviser shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. The Adviser is also authorized, subject to review by the Trustees, to furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement, to the extent such services are not otherwise contracted by the Trust, on behalf of the Fund.

4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

(a)	to keep the Adviser continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b)

to furnish the Adviser with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c)	to furnish the Adviser with any further materials or information which the Adviser may reasonably request to enable it to perform its function under this Agreement; and

(d)	to compensate the Adviser for its services and reimburse the Adviser for its expenses incurred hereunder in accordance with the provisions hereof.

5. [Compensation. The Trust shall pay to the Adviser for its services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of [___%] of the first [$__] of the daily closing net asset value of the Fund (1/366 of [___%] of the first [$__] of the daily closing net asset value of the Fund in a leap year), plus 1/365 of [___%] of the daily closing net asset value of the Fund in excess of [$__] (or 1/366 of [___%] of the daily closing net asset value of the Fund in excess of [$__] in a leap year). The fee shall be paid monthly.]

6. Expenses Borne by the Adviser. In addition to the expenses which the Adviser may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, the Adviser shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

(a)

Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of the Adviser, and except as otherwise provided in Section 7;

(b)	Rental of offices of the Trust; and

(c)	Fees of any subadviser engaged by the Adviser pursuant to the authority granted in Section 2 hereof.

7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by the Adviser pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of the Adviser; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation (and any out-of-pocket expenses as may be agreed upon) of the Fund’s custodian, transfer agent, administrator, fund accounting agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to the Adviser, its affiliates, or other Fund service providers, for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that the Adviser shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to the Adviser compensation for, or reimburse the Adviser for its expenses incurred in connection with, such services as the Adviser and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to the Adviser at its principal place of business. This Agreement may be terminated by the Adviser at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name “Janus Henderson” in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if the Adviser does not continue to provide investment advice to the Fund after such termination.

9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

10. Term. This Agreement shall continue in effect until [February 1, [___]], unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to [February 1] of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust’s expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, the “Adviser” shall include any affiliate of the Adviser performing services for the Trust contemplated hereunder and directors, officers and employees of the Adviser and such affiliates.

15. Activities of the Adviser. The services of the Adviser to the Trust hereunder are not to be deemed to be exclusive, and the Adviser and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in the Adviser as directors, officers and shareholders of the Adviser, that directors, officers, employees and shareholders of the Adviser are or may become similarly interested in the Trust, and that the Adviser may become interested in the Trust as a shareholder or otherwise.

16. Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

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IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

JANUS HENDERSON INVESTORS US LLC

By:
Name:
Title:

JANUS ASPEN SERIES

By:
Name:
Title:

JANUS ASPEN SERIES PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS:

SCAN The QR code or visit www.proxy-direct.com to vote your shares

CALL 1-800-337-3503 Follow the recorded instructions available 24 hours

MAIL Vote, sign and mail in the enclosed Business Reply Envelope

VOTE DURING THE VIRTUAL MEETING on May 18, 2026 at 11:00 a.m. Mountain Time. Please refer to the Proxy Statement for instructions on how to participate in the Virtual Meeting.

PORTFOLIOS	PORTFOLIOS	PORTFOLIOS
JH Balanced Portfolio	JH Enterprise Portfolio	JH Flexible Bond Portfolio
JH Forty Portfolio	JH Global Research Portfolio	JH Global Sustainable Equity Port
JH Global Tech and Innovation Port	JH Mid Cap Value Portfolio	JH Overseas Portfolio
JH Research Portfolio

PROXY CARD	JANUS ASPEN SERIES JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 2026

This Proxy is solicited on behalf of the Trustees of Janus Aspen Series. The undersigned, revoking any previous proxies, hereby appoints Michelle Rosenberg, Jesper Nergaard, and Stephanie Grauerholz or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares of the Portfolio(s) listed above, each a series of Janus Aspen Series, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders (the “Meeting”) to be held in a virtual format on May 18, 2026 at 11:00 a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. Please refer to the Proxy Statement for instructions on how to participate in the Virtual Meeting.

By returning this proxy card, you are authorizing the persons named as proxies above to vote in their discretion on any matter that properly comes before the Meeting, including any adjournment(s) or postponement(s).

Receipt of the Notice of Joint Special Meeting and the accompanying Joint Proxy Statement is hereby acknowledged. The shares of the Portfolio(s) represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

JAS_35019_021226

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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When this Proxy Card is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this Proxy Card will be voted “FOR” the Proposals set forth below.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE:

Proposals THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

1.	To approve a new investment advisory agreement between the Trust, on behalf of your Portfolio, and Janus Henderson Investors US LLC.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 JH Balanced Portfolio	☐	☐	☐	02 JH Enterprise Portfolio	☐	☐	☐
03 JH Flexible Bond Portfolio	☐	☐	☐	04 JH Forty Portfolio	☐	☐	☐
05 JH Global Research Portfolio	☐	☐	☐	06 JH Global Sustainable Equity Por	☐	☐	☐
07 JH Global Tech and Innovation Port	☐	☐	☐	08 JH Mid Cap Value Portfolio	☐	☐	☐
09 JH Overseas Portfolio	☐	☐	☐	10 JH Research Portfolio	☐	☐	☐

2. To elect eight trustees as the Board of Trustees of the Trust.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Cheryl D. Alston	02. Darrell B. Jackson	03. Dominic Janssens	04. Alan A. Brown	☐	☐	☐
05. Raudline Etienne	06. William F. McCalpin	07. Gary A. Poliner	08. Gwen L. Shaneyfelt

To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the number(s) of the nominee(s) on the line provided_________________________________________

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders to Be Held on May 18, 2026.

The Joint Proxy Statement for this Meeting is available at:

https://www.proxy-direct.com/jas-35019

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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